UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-12


                          FRANKLIN CAPITAL CORPORATION
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                (Name of Registrant as specified in its charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
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|_|        Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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           4)        Date Filed:


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                          FRANKLIN CAPITAL CORPORATION
                                 450 Park Avenue
                            New York, New York 10022

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To be held on ___________, 2004

           A Special Meeting of the Stockholders (the "SPECIAL MEETING") of Franklin Capital Corporation, a Delaware corporation ("FRANKLIN"), will be held on _________, 2004, at 11:00 a.m. New York Time, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153 for the following purposes, each of which is described more fully in the accompanying proxy statement:

           1. PROPOSAL NO. 1: To elect four directors to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (two of whom are to be elected by the holders of Franklin's Common Stock, par value $1.00 per share (the "COMMON STOCK"), and Franklin's Preferred Stock, par value $1.00 per share (the "PREFERRED STOCK"), voting together as a single class, and two of whom are to be elected by the holders of Preferred Stock, voting as a separate class); provided that, if Proposal No. 2 (as described below) is approved at the Special Meeting, the directors will be divided into three separate classes to hold office as described elsewhere in this proxy statement;

           2. PROPOSAL NO. 2: To approve the amendment and restatement of Franklin's certificate of incorporation to: (i) increase the authorized number of shares of Common Stock from 5,000,000 shares to 50,000,000 shares; (ii) increase the authorized number of shares of Preferred Stock from 5,000,000 shares to 10,000,000 shares; (iii) provide for the exculpation of director liability to the fullest extent permitted by law; and (iv) provide for the classification of Franklin's board of directors (the "BOARD") into three classes of directors;

           3. PROPOSAL NO. 3: To approve the sale by Franklin to Quince Associates, LP, a Maryland limited partnership ("QUINCE"), of all of the shares of common stock, and warrants to purchase shares of common stock, of Excelsior Radio Networks, Inc. ("EXCELSIOR") beneficially owned by Franklin, upon the terms and subject to the conditions described in this proxy statement;

           4. PROPOSAL NO. 4: To approve the issuance of an aggregate of up to 5,000,000 shares of Common Stock, and warrants to purchase an aggregate of up to 1,500,000 additional shares of Common Stock upon terms that are approved by a majority of the Board consistent with its fiduciary duties and consistent with prevailing market terms (which may require a discount from the then-current market price of the Common Stock) for such issuances at the time of such issuances;

           5. PROPOSAL NO. 5: To approve the sale of equity securities of Franklin to certain "interested stockholders" (as such term is defined in Section 203 of the Delaware General Corporation Law (the "DGCL")) on terms that are approved by a majority of the Board consistent with its fiduciary duties and consistent with prevailing market terms for such issuances at the time of such issuances; and

           6. To consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

           The Board has fixed the close of business on _________, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock and one vote for each share of Preferred Stock held on the record date.

                                      By Order of the Board of Directors

                                      STEPHEN L. BROWN
                                      Chairman of the Board
New York, New York
           , 2004

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           YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON.
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.
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
                          FRANKLIN CAPITAL CORPORATION
                                 450 Park Avenue
                            New York, New York 10022

                                 PROXY STATEMENT
              FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                              ______________, 2004

           QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

           You have been sent this proxy statement and the enclosed proxy card because Franklin is soliciting your proxy to vote at the Special Meeting on the proposals described in this proxy statement. You are invited to attend the Special Meeting to vote in person on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card to indicate your vote with respect to each of the proposals described in this proxy statement.

WHO CAN VOTE AT THE SPECIAL MEETING?

           Only stockholders of record at the close of business on ____________, 2004 will be entitled to vote at the Special Meeting. On this record date, there were 1,046,350 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

           Stockholder of Record: Shares Registered in Your Name

           If on ____________, 2004 your shares were registered directly in your name with Franklin, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, Franklin encourages you to fill out and return the enclosed proxy card to ensure your vote is counted.

           Beneficial Owner: Shares Registered in the Name of a Broker or Bank

           If on _____________, 2004 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

           There are five matters scheduled for a vote at the Special Meeting:

           o          The election of four directors nominated by the Board;

           o The approval of the amendment and restatement of Franklin's certificate of incorporation;

           o The approval of the sale by Franklin to Quince of all of the shares of, and warrants to purchase shares of, Excelsior common stock beneficially owned by Franklin;

           o The approval of the prospective sale by Franklin of Common Stock and warrants to purchase Common Stock; and

           o The approval of the prospective sale by Franklin of equity securities of Franklin to certain "interested stockholders" of Franklin.


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
           Each of these proposals, as well as the recommendation of the Board with respect to each of these proposals, are described in greater detail elsewhere in this proxy statement.

HOW DO I VOTE?

           With respect to the election of directors, you may either vote "for" each of the nominees proposed by the Board or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "for" or "against" or abstain from voting. The procedures for voting are fairly straightforward, as described below:

           Stockholder of Record: Shares Registered in Your Name

           If you are a stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Special Meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. So long as you return your signed proxy card to us before the Special Meeting, your shares will be voted as you have directed on the card.

           Whether or not you plan to attend the Special Meeting, Franklin encourages you to vote by proxy to ensure that your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

           Beneficial Owner: Shares Registered in the Name of Broker or Bank

           If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote in person at the Special Meeting. However, to vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

           If your shares are held in "street name," you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares only with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

HOW MANY VOTES DO I HAVE?

           On each matter to be voted upon at the Special Meeting, you have one vote for each share of Common Stock and one vote for each share of Preferred Stock you own as of ____________, 2004.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

           If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted "for" the election of each of the nominees for director and "for" each of the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

           Franklin will pay for the entire cost of soliciting proxies. Franklin may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, Franklin's directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.


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
           Ault Glazer & Company Investment Management LLC ("AULT GLAZER") may also separately solicit proxies at its own expense in person, by telephone or by other means of communication. Pursuant to the terms of the LOU (as defined below), which is described in greater detail elsewhere in this proxy statement, if the proposals described in this proxy statement are approved at the Special Meeting, Franklin will be required to reimburse Ault Glazer for all invoiced costs incurred by Ault Glazer in connection with: (i) the preparation, filing and delivery to stockholders of this proxy statement and any amendments or supplements to this proxy statement; (ii) the solicitation of proxies from Franklin stockholders, including any fees of professional proxy solicitors engaged by Franklin or Ault Glazer; and (iii) the holding of the Special Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

           If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Special Meeting.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY CARD?

           You can change your vote by revoking your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy in any one of three ways:

           o You may submit another properly completed proxy card with a later date.

           o You may send a written notice that you are revoking your proxy to Franklin's Corporate Secretary at 450 Park Avenue, New York, New York 10022.

           o          You may attend the Special Meeting and vote in person.
                      Simply attending the Special Meeting will not, by itself, revoke your proxy.

           Following the final vote at the Special Meeting, you may not revoke your proxy or otherwise change your vote.

HOW ARE VOTES COUNTED?

           Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count "for" and (with respect to proposals other than the election of directors) "against" votes, abstentions and broker non-votes. Except with respect to the election of directors and the prospective sale of Common Stock and warrants to purchase Common Stock, abstentions and broker non-votes will be counted towards the vote total for each proposal and will have the same effect as votes "against" any such proposal.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

           o          For the election of directors contemplated by Proposal No.
                      1, the two Common Stock and Preferred Stock nominees for director will be elected by a plurality of "for" votes properly cast in person or by proxy by the holders of Common Stock and Preferred Stock, voting together as a single class, and the two Preferred Stock nominees for director will be elected by a plurality of "for" votes properly cast in person or by proxy by the holders of Preferred Stock, voting together as a separate class. Abstentions and broker non-votes will have no effect.

           o To be approved, Proposal No. 2 (the amendment and restatement of Franklin's certificate of incorporation) must receive a "for" vote from the majority of the outstanding shares of Common Stock, voting as a separate class, the majority of the outstanding shares of Preferred Stock, voting as a separate class, and the majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 2.

           o To be approved, Proposal No. 3 (the sale by Franklin to Quince of all of the shares of Excelsior common stock and warrants to purchase shares of Excelsior common stock beneficially owned by Franklin) must receive a "for" vote from the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 3.


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
           o To be approved, Proposal No. 4 (the prospective sale by Franklin of Common Stock and warrants to purchase Common Stock) must receive a "for" vote from the holders of a majority of the shares of Common Stock and Preferred Stock (including the holders of a majority of the Common Stock and Preferred Stock who are not "affiliated persons" of Franklin) present and entitled to vote either in person or by proxy at the Special Meeting, voting together as a single class. Abstentions will have the same effect as a vote "against" Proposal No. 4. Broker non-votes will have no effect.

           o To be approved, Proposal No. 5 (the prospective sale by Franklin of equity securities of Franklin to "interested stockholders" of Franklin) must receive a "for" vote from the holders of 66-2/3% of the outstanding shares of Common Stock and Preferred Stock (excluding any shares owned by "interested stockholders"), voting together as a single class. Abstentions and broker non-votes will also have the same effect as votes "against" Proposal No. 5.

           Except in the case of Proposal No. 1, the approval of which is contingent on the approval of Proposal No. 3, and Proposal No. 4, the approval of which is contingent on the approval of Proposal No. 2, the approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

           A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock and Preferred Stock are represented by stockholders present at the Special Meeting or by proxy. On the record date, there were 1,046,350 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

           Your shares will be counted towards the quorum only if you submit a valid proxy vote or if you vote at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE SPECIAL MEETING?

           Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in Franklin's quarterly report on Form 10-Q for the third quarter of 2004.

                         REASONS FOR THE SPECIAL MEETING

           The Special Meeting is being held as a result of certain agreements between Franklin and Ault Glazer. Ault Glazer, the relationship between Ault Glazer and Franklin, and the agreements giving rise to the Special Meeting are described in greater detail below.

BACKGROUND OF AULT GLAZER

           Ault Glazer is a private investment management firm headquartered in Santa Monica, California that manages an estimated $15 million in individual client accounts and private investment funds. As the investment adviser to these various client accounts and the general partner or managing partner of these various funds, Ault Glazer has been given discretionary authority to buy, sell and vote securities on behalf of each of those client accounts and funds. Together, Milton "Todd" Ault III ("AULT") and Louis Glazer and Melanie Glazer (together, the "GLAZERS") own approximately 99% of the outstanding membership interests in Ault Glazer. Ault also serves as the controlling and managing member of Ault Glazer. Louis Glazer and Melanie Glazer are husband and wife. There is no familial relationship between the Glazers and Ault.

           As of the date of this proxy statement, Ault Glazer, Ault and the Glazers indirectly beneficially own or control approximately 35.3% of the outstanding Common Stock. Ault Glazer's indirect beneficial ownership or control of these shares of Common Stock results from its discretionary authority over the individual client accounts or funds on behalf of which Ault Glazer purchased such shares of Common Stock. Similarly, Ault's and the Glazers' indirect beneficial ownership or control of these shares of Common Stock results from Ault's and the Glazers' control over Ault Glazer.


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
           As described in more detail elsewhere in this proxy statement, the Glazers intend to acquire approximately 51.6% of the outstanding Preferred Stock prior to the date of the Special Meeting. In addition, prior to the date of the Special Meeting, the Glazers intend to make offers to all of the other holders of Preferred Stock to purchase the remaining outstanding shares of Preferred Stock.

AULT GLAZER'S RELATIONSHIP WITH FRANKLIN

           Through its discretionary client accounts and private investment funds, Ault Glazer began acquiring shares of Common Stock through open-market purchases on May 11, 2004. By May 12, 2004, Ault Glazer indirectly beneficially owned or controlled approximately 11% of the outstanding shares of Common Stock. On May 18, 2004, in its original filing with the United States Securities and Exchange Commission (the "SEC") on Schedule 13D, Ault Glazer disclosed its concerns regarding the ability and willingness of Franklin's current management to maximize stockholder value and stated its intention to recommend that Franklin's management coordinate with Ault Glazer to effect certain fundamental changes within Franklin. Both prior to and following the filing of the Schedule 13D, Ault had several conversations with Stephen L. Brown, Franklin's Chairman and Chief Executive Officer ("BROWN"), and other members of the Board regarding Ault Glazer's ideas with respect to changing Franklin's leadership and business.

           Following Ault Glazer's initial acquisitions of Common Stock, Brown called for a Board meeting to be held on May 19, 2004 and invited Ault, who had requested an opportunity to meet with the Board, to attend. On the evening prior to the meeting, Ault and Melanie Glazer met with Brown and Irving Levine, a member of the Board, to discuss generally Ault Glazer's intentions with respect to Franklin. On May 19, 2004, by which time Ault Glazer indirectly beneficially owned or controlled over 30% of the outstanding shares of Common Stock, the Board met to discuss Ault Glazer's acquisitions of Common Stock and the Board's responsibilities and obligations to Franklin's stockholders in connection with these acquisitions, as well as an appropriate response. The Board then met with Ault and Melanie Glazer to discuss Ault Glazer's intentions with respect to Franklin. At the meeting, Ault confirmed to the Board that Ault Glazer, in an effort to maximize long-term stockholder value, intended to effect a change of control and a restructuring of Franklin involving, among other things, the introduction of a new management team to replace the existing directors and officers of Franklin, the liquidation of Franklin's current investment portfolio, the recapitalization of Franklin with new outside financing, and the relocation of Franklin's headquarters to Santa Monica, California. During the meeting, Franklin and Ault Glazer also entered into a confidentiality and "standstill" agreement, pursuant to which Ault Glazer agreed, among other things, not to acquire any additional securities of Franklin until May 30, 2004.

           After Ault left the meeting, the Board determined to issue a press release, describing the meeting with Ault Glazer. This press release was issued on May 20, 2004 and filed as an exhibit to Franklin's current report on Form 8-K filed with the SEC on May 25, 2004. The Board also authorized Brown to continue to have discussions with Ault Glazer regarding the ideas presented at the meeting and to report to the Board regarding these discussions.

           On June 1, 2004, Ault Glazer sent a letter to the Board noting its indirect beneficial ownership or control of approximately 32% of the outstanding shares of Common Stock and requesting that each member of the Board resign in favor of a new slate of directors to be selected by Ault Glazer. Likewise, on June 1, 2004, Ault Glazer and Ault also amended their existing filing on
Schedule 13D to confirm their intention to effect a change of control of Franklin.

           At a special meeting of the Board held on June 2, 2004, the Board discussed the letter sent by Ault Glazer on June 1, 2004. The Board determined that it was inappropriate and inconsistent with the Board's fiduciary duties for any member of the Board or management to resign in response to the letter and that more information was needed from Ault Glazer regarding its specific plans to restructure Franklin and maximize the stockholder value of Franklin. As a result, on June 2, 2004, the Board sent a response to Ault Glazer stating the Board's belief that, while the resignations requested by Ault Glazer were inappropriate, Franklin and the Board remained willing to consider Ault Glazer's input with respect to Franklin. In response to the Board's request, Ault Glazer, through private discussions with the Board between June 3, 2004 and June 9, 2004, presented the basic terms of a strategic restructuring and recapitalization plan for Franklin (the "RESTRUCTURING PLAN").

           On June 9, 2004, the Board met to discuss the Restructuring Plan. Following the discussion, the Board concluded that the Restructuring Plan was in the best interests of Franklin and its stockholders. As a result, the Board authorized and directed Franklin's management to hold further discussions and negotiations with Ault Glazer with respect to the Restructuring Plan.

           In the following weeks, representatives from Franklin and Ault Glazer met several additional times to discuss and negotiate the terms of the Restructuring Plan. During that time, several drafts of a Letter of Understanding intended to confirm the parties' agreements with respect to the Restructuring Plan and the operation of Franklin prior to its implementation (the "LOU") were prepared, discussed and revised. Some of the principal issues that were discussed included, among other things, Ault Glazer's ability to arrange for financing for Franklin, the proposed treatment of the holders of Preferred Stock and the proposed treatment of Franklin's management. The Board requested and received various documents and information, including documents and information relating to Ault Glazer's background and restructuring plan for Franklin, that supported Ault Glazer's belief that it could arrange the financing identified in the Restructuring Plan. Likewise, the Board requested and received detailed biographical information regarding each of the proposed nominees for election to the Board. The Board also confirmed that Ault Glazer intended that Franklin continue to be listed on the American Stock Exchange ("AMEX") and continue to operate as a business development company (a "BDC").

AGREEMENTS BETWEEN FRANKLIN AND AULT GLAZER

           Based on the mutual understandings and agreements reached during the course of those discussions, on June 23, 2004, the Board unanimously approved, and the parties entered into, the LOU. In connection with the Restructuring Plan, Franklin also entered into a Termination Agreement and Release (the "TERMINATION AGREEMENT") with Brown that contains the terms of Brown's prospective resignation from Franklin. Finally, separate from its agreements with Franklin, Ault Glazer and the Glazers entered into agreements (the "STOCKHOLDER'S AGREEMENTS") with certain of Franklin's stockholders pertaining to the voting of such stockholders' shares of Common Stock and Preferred Stock at the Special Meeting and the prospective sale by those stockholders of their shares of Preferred Stock to the Glazers.

           The Restructuring Plan and the terms of the LOU, the Termination Agreement and each of the Stockholder's Agreements are discussed in greater detail below.

           The Restructuring Plan

           Franklin is a publicly traded, AMEX-listed BDC subject to the rules and regulations of the Investment Company Act of 1940, as amended (the "1940 ACT"). As a BDC, Franklin's objective involves the achievement of capital appreciation through long-term investments in businesses believed to have favorable growth potential. Historically, Franklin has participated in start-up and early stage financings, expansion or growth financings, leveraged buy-out financings and restructurings in a variety of industries. More recently, however, Franklin's investment strategy has been more tightly focused, centering on a small number of key investments in the radio and telecommunications industry. As a result, Franklin's most significant current asset is its holdings of common stock, and warrants to purchase common stock, of Excelsior.

           The Restructuring Plan does not involve altering Franklin's public company status. Even in the event that all of the proposals described in this proxy statement are approved by the stockholders at the Special Meeting, Franklin intends to continue to operate as a publicly traded BDC. The Restructuring Plan does aim, however, to shift Franklin's investment strategy away from the radio and telecommunications industry and to refocus it on the medical products/health care solutions industry and the financial services industry. Together with this fundamental shift in focus, the Restructuring Plan calls for the election of new directors and officers with significant experience and expertise in the target industries, the liquidation of Franklin's interest in Excelsior, the establishment of a credit line and the raising of new capital to fund new investments in the target industries, and the relocation of Franklin's headquarters to Santa Monica, California.

           Franklin also intends to retain its listing on AMEX following the Special Meeting. On June 24, 2004, Franklin received a letter from AMEX inquiring as to Franklin's ability to remain listed on AMEX and requested information relating to Franklin's plan to retain its listing. Franklin has cooperated, and will continue to cooperate, with AMEX regarding these issues and intends to make every effort to remain listed on AMEX irrespective of the outcome of the Special Meeting.

           Letter of Understanding

           The LOU sets forth the understandings and agreements of Franklin and Ault Glazer with respect to the initial steps in the execution of the Restructuring Plan. In connection with the LOU, on June 23, 2004, Franklin increased the size of the Board and appointed Ault to fill the resulting vacancy on the Board. Likewise, Franklin agreed to take all necessary actions, including the preparation and mailing of this proxy statement, to call and hold the Special Meeting for the purpose of approving the proposals described throughout this proxy statement. The LOU also outlines certain parameters for the operation of Franklin's business prior to the Special Meeting and the next steps for the Restructuring Plan that both Franklin and Ault Glazer have agreed to use commercially reasonable efforts to take following the Special Meeting. Pursuant to the LOU, Ault Glazer has provided to the Board a letter from an unaffiliated third-party financing source stating that the source is "highly confident" in its ability to arrange for or provide no less than $1.2 million in debt and/or equity financing to Franklin and the establishment by Ault Glazer of a $0.5 million revolving credit line for Franklin.

           A copy of the LOU was included as an exhibit to Franklin's current report on Form 8-K filed with the SEC on June 24, 2003.

           Termination Agreement and Release

           As a result of the acquisition by Ault Glazer of more than 30% of the outstanding shares of Common Stock without the prior approval of the Board, Brown became entitled, if his employment with Franklin were to terminate within one year thereafter, to receive certain severance payments under the terms of his employment agreement (the "BROWN EMPLOYMENT AGREEMENT") and severance compensation agreement (the "BROWN SEVERANCE AGREEMENT") with Franklin. As a result, in connection with the Restructuring Plan, Franklin also entered into the Termination Agreement with Brown. Pursuant to the Termination Agreement, upon the election of the new slate of Board members and the approval of Franklin's sale of Excelsior common stock and warrants to purchase Excelsior common stock to Quince at the Special Meeting, Brown will resign as an officer and director of Franklin. In addition, in consideration of Brown's agreement to terminate his rights under the Brown Employment Agreement and Brown Severance Agreement and to provide a release of known and unknown claims against Franklin, Franklin has agreed to pay to Brown a severance package worth an aggregate of $1,093,750 (plus an additional amount, if any, to be determined by Ernst & Young LLP, Franklin's independent auditors ("E&Y"), not to exceed $75,000), to keep intact for a period of three years following the termination of his employment all current benefits available to Brown and his wife under Franklin's employee benefit plans (including any outstanding stock options and retirement plan benefits) and to provide a similar release of known and unknown claims against Brown. Brown has also agreed to provide to Franklin for up to 90 days following his resignation, without further compensation from Franklin, such transition consulting services as are reasonably requested by a designee of the Board.

           A portion of the severance payment, in the amount of $250,000, to be paid to Brown pursuant to the Termination Agreement, will be paid in cash on the date of Brown's resignation. With respect to the balance of the aggregate severance payment due to Brown, the terms of the Termination Agreement provide that, on the date of Brown's resignation, Franklin will issue to Brown a promissory note in the amount of the balance of the aggregate severance payment and deposit into a trust account 360,000 shares of Excelsior common stock and direct the trustee of such trust account to release the proceeds from any sales of such Excelsior common stock to Brown until he has received the full amount of the severance payment due under the Termination Agreement. Assuming that Proposal No. 3 is approved by Franklin's stockholders at the Special Meeting, the full amount of this remaining portion of the aggregate severance payment due to Brown will come from the proceeds of Franklin's sale of Excelsior common stock and warrants to purchase Excelsior common stock to Quince.

           In the event that the proposals relating to the election of the new slate of Board members and the approval of Franklin's sale of Excelsior common stock and warrants to purchase Excelsior common stock are not approved at the Special Meeting, Brown's and Franklin's obligations under the Termination Agreement will terminate and Brown will continue as an officer and director of Franklin.

           A copy of the Termination Agreement was included as an exhibit to Franklin's current report on Form 8-K filed with the SEC on June 24, 2003.

           Stockholder's Agreements

           Separately from its dealings with Franklin, Ault Glazer and the Glazers entered into the Stockholder's Agreements with each of the following stockholders of Franklin: Brown, Copley Fund Inc., Jonathan A. Marshall and Edward Sheldon. As of the date of this proxy statement, these stockholders collectively hold approximately 5.6% of the outstanding shares of Common Stock and approximately 51.6% of the outstanding shares of Preferred Stock. Pursuant to the Stockholder's Agreements, each of these stockholders has agreed to vote, and to grant an irrevocable proxy with respect to, all of the shares of Franklin capital stock held by them in favor of each of the proposals described in this proxy statement. Each of the stockholders holding shares of Preferred Stock also agreed pursuant to the Stockholder's Agreements to sell all of their shares of Preferred Stock to the Glazers prior to the Special Meeting for a price per share of $100. Following such purchases, regardless of the outcome of the Special Meeting, the Glazers will be entitled, pursuant to Franklin's certificate of incorporation, to elect two of the five members of the Board. The Glazers have also agreed with each of the stockholders pursuant to the Stockholder's Agreement that prior to the Special Meeting they will offer to buy all of the remaining outstanding shares of Preferred Stock at the same price per share no later than 10 days following the Special Meeting.

           Copies of each of the Stockholder's Agreements were included as exhibits to Ault Glazer's Amendment No. 5 to Schedule 13D filed with the SEC on June 28, 2004.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

BACKGROUND

           In accordance with the terms of the LOU, the Board has nominated four individuals to be elected as directors of Franklin at the Special Meeting. Two of these nominees are to be elected by the holders of Common Stock and Preferred Stock, voting together as a single class, and two of these nominees are to be elected by the holders of Preferred Stock, voting as a separate class. No member of the current Board is standing for reelection. No current disagreement exists between Franklin and any of the current members of the Board regarding the operations, policies or practices of Franklin.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

           The names and certain information concerning the persons nominated by the Board to be elected as directors of Franklin at the Special Meeting are set forth below. Each of the nominees was recommended to the Board for nominations by Ault Glazer in accordance with the terms of the LOU. All shares represented by the proxies will be voted "for" the election to the Board of each of the nominees named below unless authority to vote for any such nominee has been withheld in the proxy. Although each of the nominees has consented to serve as a director if elected, and the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, shares represented by the proxies will be voted "for" any substitute nominee designated by the Board.

           The following table sets forth certain information regarding Franklin's current directors whose terms of office will continue after the Special Meeting and the nominees for election to the Board at the Special
Meeting:

           CURRENT DIRECTORS:

               NAME                                                   AGE
               ----                                                   ---

               INTERESTED PERSONS
               ------------------

               Milton "Todd" Ault III                                 34

           COMMON STOCK AND PREFERRED STOCK NOMINEES:

               NAME                                                   AGE
               ----                                                   ---

               NON-INTERESTED PERSONS
               ----------------------

               Brigadier General (Ret.) Lytle Brown III               72
               Alice Campbell                                         55

           PREFERRED STOCK NOMINEES:

               NAME                                                   AGE
               ----                                                   ---

               INTERESTED PERSONS
               ------------------

               Louis Glazer, M.D., Ph.G.                              73

               NON-INTERESTED PERSONS
               ----------------------

               Herbert Langsam                                        73

           Milton "Todd" Ault III, the co-founder and chief investment officer of Ault Glazer, has served as a director of Franklin since June 23, 2004. Mr. Ault also currently serves on the board of directors of Definitely for Kids, a philanthropic organization devoted to assisting hearing-impaired children. Prior to co-founding Ault Glazer in 1998, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities. Mr. Ault has also previously served as an institutional account executive for Dean Witter Reynolds.

           Louis Glazer, M.D., Ph.G, currently serves as a member of Ault Glazer's advisory board and as an independent biotechnology and medical consultant. Until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at Baptist East Hospital, Methodist Hospital, St. Francis Hospital and Baptist Memorial Hospital in Memphis, Tennessee. Dr. Glazer was also responsible for establishing anesthesia programs at Baptist Memorial Hospital and Methodist Hospital South in Memphis, Tennessee. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna School of Medicine in Italy. Dr. Glazer was recommended to the Board for nomination by Ault Glazer.

           Brigadier General (Ret.) Lytle Brown III currently serves as a senior tax professional with H&R Block Inc. in Nashville, Tennessee. General Brown also owns and manages Marmatic Enterprises, a private company in Nashville, Tennessee that manages and invests in residential real estate principally in Tennessee and Florida. General Brown is a former partner and executive vice president of Hart Freeland Roberts, Inc., one of the largest architectural engineering firms in Tennessee. General Brown previously served as the head of the United States Army Corps of Engineers from 1984 to 1988, during which time he acted as commander of all engineering in Tennessee, as well as engineering units in Louisiana and Mississippi. General Brown received his B.S. in engineering from Vanderbilt University and his J.D. from the Nashville School of Law. General Brown was recommended to the Board for nomination by Ault Glazer.

           Herbert Langsam currently serves as president of Medicare Recoveries, Inc., a private company located in Oklahoma City, Oklahoma. Mr. Langsam serves as a member of the board of trustees for the Geriatric Research Drug Therapy Institute and an adjunct professor at the University of Oklahoma Pharmacy School. Previously, Mr. Langsam was the founder, president and chief executive officer of Langsam Health Services, a conglomerate of health care companies that serviced 17,000 long-term care residents, that was acquired by Omnicare, Inc. in 1991. Mr. Langsam also served as the vice president of pharmacy services for Omnicare, Inc. following its acquisition of Langsam Health Services. Mr. Langsam received his B.S. in pharmacy from the University of Oklahoma. Mr. Langsam was recommended to the Board for nomination by Ault Glazer.

           Alice M. Campbell currently serves as an investigator and consultant, specializing in research and litigation services, financial investigations and computer forensics, for major companies and law firms throughout the United States. Ms. Campbell is a certified fraud specialist, as well as a certified instructor for the Regional Training Center of the United States Internal Revenue Service (the "IRS") and for the National Business Institute. Previously, Ms. Campbell served as a special agent for the United States Treasury Department where she conducted criminal investigations and worked closely with the United States Attorney's Office and with several federal agencies, including the IRS, Federal Bureau of Investigation, Secret Service, Customs Service, State Department, Drug Enforcement Agency, Bureau of Alcohol, Tobacco and Firearms and U.S. Postal Service. Ms. Campbell received her B.A. from the University of North Carolina, Chapel Hill and has attended various specialized schools dealing with financial matters. Ms. Campbell was recommended to the Board for nomination by Ault Glazer.

           There are no family relationships among any of the directors and officers of Franklin. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any director, director nominee or executive officer of Franklin.

           If Proposal No. 2 relating to the amendment and restatement of Franklin's certificate of incorporation is approved by the stockholders at the Special Meeting, and if each of the nominees set forth below is elected, the Board will be divided into three classes as follows:

           o Class I Director: Lytle Brown III, who will serve until the 2004 Annual Meeting of Stockholders, until his successor is elected and duly qualified or until his earlier death, resignation or removal, in accordance with Franklin's bylaws, as amended.

           o Class II Directors: Alice Campbell and Herbert Langsam, each of whom will serve until the 2005 Annual Meeting of Stockholders, until his or her successor is elected and duly qualified or until his or her earlier death, resignation or removal, in accordance with Franklin's bylaws, as amended.

           o Class III Directors: Milton "Todd" Ault III and Louis Glazer, each of whom will serve until the 2006 Annual Meeting of Stockholders or until his successor is elected and duly qualified or until his earlier death, resignation or removal, in accordance with Franklin's bylaws, as amended.

           In the event that Proposal No. 2 relating to the amendment and restatement of Franklin's certificate of incorporation is not approved by the stockholders at the Special Meeting, but each of the nominees set forth above is elected, all of the members of the Board will hold office until the 2004 Annual Meeting of Stockholders, until their successors are elected and duly qualified or until each member's earlier death, resignation or removal, in accordance with Franklin's bylaws, as amended.

VOTE REQUIRED; BOARD RECOMMENDATION

           The two Common Stock and Preferred Stock nominees for director will be elected by a plurality of "for" votes properly cast in person or by proxy by the holders of Common Stock and Preferred Stock, voting together as a single class, and the two Preferred Stock nominees for director will be elected by a plurality of "for" votes properly cast in person or by proxy by the holders of Preferred Stock, voting together as a separate class; provided, however, that the election of directors pursuant to this Proposal No. 1 is contingent on the approval of Proposal No. 3 at the Special Meeting. Abstentions and broker non-votes will have no effect. THE BOARD RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES "FOR" THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES DESCRIBED IN THIS PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
            AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

BACKGROUND

           In connection with the LOU and the Restructuring Plan, Franklin is requesting stockholder approval of the amendment and restatement of Franklin's certificate of incorporation to read as set forth in the Amended and Restated Certificate of Incorporation included as Appendix A to this proxy statement (the "RESTATED CERTIFICATE"). The Board has already approved the Restated Certificate and, assuming the approval of this Proposal No. 2 at the Special Meeting, the Restated Certificate will become effective upon its filing with the Secretary of State of the State of Delaware.

           If approved, the Restated Certificate will: (i) increase the authorized number of shares of Common Stock from 5,000,000 shares to 50,000,000 shares; (ii) increase the authorized number of shares of Preferred Stock from 5,000,000 shares to 10,000,000 shares; (iii) provide for the exculpation of director liability to the fullest extent permitted by law; and (iv) provide for the classification of the Board into three classes of directors. Each of these amendments is discussed in greater detail below.

INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK

           As indicated above, the Restated Certificate would increase the authorized number of shares of Common Stock and Preferred Stock. While the newly authorized shares of Common Stock would have rights identical to the currently authorized shares of Common Stock, the newly authorized shares of Preferred Stock would be "blank check" Preferred Stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the rights, preferences and privileges of which are determined by the Board without further stockholder approval. In general, the newly authorized shares of Common Stock and Preferred Stock would not affect the rights of the holders of currently outstanding Common Stock and Preferred Stock, except insofar as such newly authorized shares, if issued, would dilute the earnings per share and voting rights of current holders of Common Stock and Preferred Stock. In addition, however, the newly authorized shares of "blank check" Preferred Stock could later be granted rights, preferences and privileges by the Board that are superior to the rights, preferences and privileges of any currently outstanding shares of Common Stock or Preferred Stock.

           As of the date of this proxy statement and except in connection with the other proposals described in this proxy statement, Franklin has no plans to issue any additional shares of Common Stock or Preferred Stock. However, the purpose of authorizing these new shares is to provide additional flexibility for Franklin in anticipation of future financing activities. For instance, the increase in the number of authorized shares of Common Stock would facilitate Franklin's entering into capital raising transactions like those described in Proposals Nos. 4 and 5 set forth in this proxy statement. Likewise, the increase in the number of shares of "blank check" Preferred Stock would provide Franklin with an alternative to its Common Stock that can be customized with such rights, preferences and privileges as the Board may deem appropriate for any proper corporate purpose, such as raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and investing in new opportunities within Franklin's target industries. The Board will also consider any future proposed issuance of Preferred Stock in light of regulatory requirements applicable to Franklin as a BDC under the 1940 Act, including requirements relating to the ratio of Franklin's net assets to the sum of its outstanding debt and the aggregate liquidation preference of all outstanding Preferred Stock, which requirements generally require a 2-to-1 ratio between such factors.

           It should be noted that the additional shares of Common Stock and Preferred Stock that would become available for issuance if this Proposal No. 2 is adopted could also be used by Franklin to oppose a future hostile takeover attempt or to delay or prevent future changes in the control or management of Franklin. For example, once sufficient authorized capital stock is available, the Board could act without further stockholder approval to adopt a "poison pill" that would, under certain circumstances relating to an acquisition of shares not approved by the Board, give certain stockholders the right to acquire additional shares of Common Stock or Preferred Stock at a low price. Alternatively, Franklin could strategically sell shares of Common Stock or Preferred Stock in a private transaction to purchasers who would oppose a takeover or who would favor the then-current Board. Although the proposed increases in the number of authorized shares of Common Stock and Preferred Stock have been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (which the Board has no current reason to suspect), stockholders should be aware that the approval of the Restated Certificate could facilitate future efforts by Franklin to deter or prevent transactions resulting in changes in control of Franklin, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

EXCULPATION OF DIRECTOR LIABILITY

           Especially in light of recent corporate scandals, there has been a significant increase in claims, suits and other proceedings seeking to impose liability on directors of publicly held corporations. While some of these actions have helped to increase the overall level of corporate responsibility and accountability, they have also had the side effect of causing otherwise-qualified persons to become reluctant to serve as directors of public companies. Given that it is vital to the success of the Restructuring Plan that Franklin continue to attract qualified leaders, Franklin has investigated ways of increasing the protection that directors of Franklin have against claims relating to the good faith performance of their duties, while still maintaining adequate checks against corporate malfeasance.

           Section 102(b)(7) of the DGCL generally empowers a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to a corporation or its stockholders for monetary damages resulting from certain breaches of the director's fiduciary duties to the corporation. However, Section 17(h) of the 1940 Act, which is applicable to BDCs like Franklin by virtue of Section 59 of the 1940 Act, prohibits the certificate of incorporation of any BDC from containing any provision that protects or purports to protect any director or officer of the BDC against any liability to the BDC or its stockholders to which such director or officer would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such director or officer's office.

           Arguably, Section 102(b)(7) of the DGCL allows a corporation to provide exculpation in certain circumstances that Section 17(h) of the 1940 Act does not permit. Accordingly, the Restated Certificate provides for the exculpation of a director's liability to Franklin or its stockholders to the fullest extent allowable under Delaware law and the 1940 Act. The Board believes that this exculpation will alleviate the legitimate concerns of each of Franklin, the current and prospective directors of Franklin, and Franklin's stockholders by offering current and prospective directors all of the protections available under applicable law, while likewise offering Franklin and its stockholders all of the safeguards currently provided for by those same laws.

CLASSIFICATION OF THE BOARD

           Section 141 of the DGCL allows a corporation to provide that its board of directors shall be classified in up to three classes, each of which would serve staggered three-year terms, with each term expiring in a different year. Accordingly, the Restated Certificate provides for the establishment of three separate classes of directors. Class I directors elected at the Special Meeting would be up for reelection at the 2004 Annual Meeting of Stockholders and would serve a term of three years upon such reelection. Class II directors elected at the Special Meeting would be up for reelection at the 2005 Annual Meeting of Stockholders and would serve a term of three years upon such reelection. Class III directors elected at the Special Meeting would be up for reelection at the 2006 Annual Meeting of Stockholder and would serve a term of three years upon such reelection.

           This classification of the Board is designed to ensure continuity and stability in the Board's leadership and policies by providing that, at any given time, a majority of the directors will have prior experience with Franklin and its business operations. Especially in the early stages of the Restructuring Plan, Franklin believes that this continuity and stability will be critical for effective long-term strategic planning and the creation of long-term value for the stockholders.

           Though not the primary aim of the Board in adopting the Restated Certificate, a classified Board will make an attempted takeover of Franklin more difficult. For example, if the Restated Certificate is approved, at least two annual stockholders' meetings (rather than one) will be required to effect a change in control of the Board through the normal election process. As a result, the classification provisions in the Restated Certificate may tend to discourage certain takeover bids, perhaps including some takeover bids that stockholders may feel would be in their best interests. Likewise, even current stockholders will be unable to make abrupt changes in the composition of the Board. While Franklin believes that these potential disadvantages far outweigh the advantages of having a classified Board, you should consider all of the relevant effects of a classified Board when voting on this Proposal No. 2.

VOTE REQUIRED; BOARD RECOMMENDATION

           To be approved, the amendment and restatement of Franklin's certificate of incorporation as set forth in the Restated Certificate must receive a "for" vote from the holders of a majority of the outstanding shares of Common Stock, voting as a separate class, the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, and the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 2. THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 2 TO AMEND AND RESTATE FRANKLIN'S CERTIFICATE OF INCORPORATION AS SET FORTH IN THE RESTATED CERTIFICATE.

                                 PROPOSAL NO. 3
                   SALE OF EXCELSIOR COMMON STOCK AND WARRANTS

BACKGROUND

           Consistent with the LOU and the Restructuring Plan, Franklin is requesting stockholder approval for the sale by Franklin to Quince of all shares of, and warrants to purchase shares of, Excelsior common stock beneficially owned by Franklin.

           Excelsior creates, produces, distributes and is a sales representative for national radio programs and offers other miscellaneous services to the radio industry in exchange for commercial broadcast time. Excelsior derives its revenues from selling this commercial broadcast time to advertisers desiring national coverage. Since 1999, Excelsior has been a subsidiary of Franklin. Excelsior had no operations, however, until August 2001 when a group led by Franklin and Sunshine Wireless LLC ("SUNSHINE") invested in Excelsior for the purpose of acquiring certain assets from Winstar Radio Networks, LLC, Winstar Global Media, Inc. and Winstar Radio Productions, LLC.

           Following the date of its initial investment in Excelsior, Franklin has, from time to time, sold portions of its interest in Excelsior to various third parties, including Sunshine and Quince, an affiliate of Sunshine. For example, on October 8, 2003, Franklin sold to Sunshine 375,000 shares of Excelsior common stock for an aggregate purchase price of $750,000. In connection with this sale, Franklin and Sunshine agreed on the terms of a potential purchase price adjustment whereby in the event that the net per share proceeds from any sale by Sunshine of such shares of Excelsior common stock or other liquidation of Excelsior exceed $3.50, Franklin will be entitled to receive 80% of the value greater than $3.50 per share. Likewise, on June 30,

2004, Franklin sold 200,000 shares of Excelsior common stock to Quince for an aggregate purchase price of $500,000. A similar purchase price adjustment mechanism applies to the shares purchased by Quince, such that in the event that the per share net proceeds from any sale by Quince of such shares of Excelsior common stock or other liquidation of Excelsior exceed $3.00 (or an amount equal to $3.00 plus $0.50 multiplied by the number of years, up to 5 years, elapsed since June 30, 2004), Franklin will be entitled to receive 80% of the value greater than $3.00 (or such other applicable amount) per share. Following these sales, Franklin currently owns 650,000 shares of Excelsior common stock and warrants to purchase an additional 87,111 shares of Excelsior Common Stock, collectively, representing approximately 10.2% of the fully diluted capitalization of Excelsior.

           Given the increase in value of Franklin's investments in Excelsior and the fact that Franklin currently holds only a minority interest in Excelsior, the Board believes that it is appropriate to sell Franklin's entire remaining interest in Excelsior. Therefore, on July 5, 2004, Franklin entered into an additional agreement with Quince (the "JULY AGREEMENT") relating to the sale by Franklin to Quince of all of Franklin's remaining interest in Excelsior. Pursuant to the July Agreement, Franklin proposes to sell to Quince: (i) all of Franklin's remaining 650,000 shares of Excelsior common stock, at a price of $2.50 per share; (ii) all of Franklin's remaining warrants to purchase an aggregate of 87,111 shares of Excelsior common stock, consisting of (a) warrants to purchase 74,232 shares of Excelsior common stock at an exercise price of $1.20 per share and (b) warrants to purchase 12,879 shares of Excelsior common stock, at an exercise price of $1.125, at a price of $2.50 per warrant share minus the applicable exercise price payable for such warrant share. As with Franklin's previous sales to Sunshine/Quince, the purchase price for the shares and warrants may be adjusted following the closing of the sale, such that in the event that the per share net proceeds from any liquidation of Excelsior exceed $3.00 (or an amount equal to $3.00 plus $0.50 multiplied by the number of years, up to 5 years, elapsed since the closing date of the sale to Quince), Franklin will be entitled to receive 80% of the value greater than $3.00 (or such other applicable amount) per share. The consummation of the sale of these shares and warrants to Quince is contingent on the approval of the sale by Franklin's stockholders at the Special Meeting. If approved and consummated, the sale would result in initial aggregate gross proceeds to Franklin of $1,739,210. Franklin intends to use these proceeds to make the severance payments due to Brown pursuant to the Termination Agreement and to pursue new investments in accordance with the Restructuring Plan.

           A copy of the July Agreement was filed as an exhibit to Franklin's current report on Form 8-K filed with the SEC on July 23, 2004.

NEED FOR STOCKHOLDER APPROVAL

           As of the date of this proxy statement, the shares of, and warrants to purchase shares of, Excelsior common stock owned by Franklin may represent substantially all of Franklin's assets. Section 271 of the DGCL requires that the holders of a majority of the outstanding stock of a corporation approve the sale of all or substantially all of the corporation's assets. Given that Franklin is a BDC regularly engaged in making and liquidating investments, the sale of all of the Excelsior common stock and warrants to purchase Excelsior common stock beneficially owned by Franklin may be considered an act in the ordinary course of Franklin's business that does not require stockholder approval. However, due to the larger context of the proposed sale of Excelsior common stock and warrants in light of the Restructuring Plan, the Board has decided to solicit stockholder approval of the sale at this Special Meeting pursuant to Section 271 of the DGCL. Given that the receipt of the requisite stockholder approval of this Proposal No. 3 is a condition to the consummation of the sale of Franklin's remaining interest in Excelsior to Quince pursuant to the July Agreement, the sale will not proceed if this Proposal No. 3 is not approved at the Special Meeting.


VOTE REQUIRED; BOARD RECOMMENDATION

           To be approved, the sale by Franklin to Quince of all of the shares of, and warrants to purchase shares of, Excelsior common stock beneficially owned by Franklin must receive a "for" vote from the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 3. THE BOARD RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES "FOR" THIS PROPOSAL NO. 3 RELATING TO THE SALE BY FRANKLIN TO QUINCE OF ALL OF THE SHARES OF, AND WARRANTS TO PURCHASE SHARES OF, EXCELSIOR COMMON STOCK BENEFICIALLY OWNED BY FRANKLIN.

                                 PROPOSAL NO. 4
     PROSPECTIVE SALE OF COMMON STOCK AND WARRANTS TO PURCHASE COMMON STOCK

BACKGROUND

           As described elsewhere in this proxy statement, the Restructuring Plan marks a fundamental change for Franklin. In order to raise sufficient capital to fund its growth and development and to maintain its operations during this period of change, Franklin may deem it necessary or appropriate to offer and sell shares of Common Stock or warrants to purchase shares of Common Stock. Accordingly, Franklin is requesting prospective stockholder approval for the sale of up to 5,000,000 shares of Common Stock and warrants to purchase up to 1,500,000 shares of Common Stock. Depending on market conditions at the time of the issuance, some or all of these shares of Common Stock (or warrants to purchase shares of Common Stock) may be sold at a sale price (or having a conversion price or exercise price) per share less than the then-current market value of the Common Stock.

           While some of these sales may be made to certain "interested stockholders" of Franklin if Proposal No. 5 is approved, all such sales of Common Stock and/or warrants to purchase Common Stock will be made pursuant to arms-length negotiations and will be consummated only on terms the Board deems appropriate or necessary from time to time. Additionally, these sales will be made in accordance with any relevant provisions of the 1940 Act applicable to Franklin as a BDC. For instance, the 1940 Act provides, in part, that any potential discount to be offered with respect to the shares of Common Stock and warrants to purchase shares of Common Stock will not be available in the event that the discounted per share price would be below Franklin's then-current net asset value per share. In addition, any such sales must be approved by a majority of the Board members who are not "interested persons" (within the meaning of the 1940 Act) of Franklin and who have no financial interest in such sales. Likewise, the terms of any warrants to purchase Common Stock issued in connection with such sales must provide that such warrants will expire within 10 years of the date of issuance.

           As of the date of this proxy statement, Franklin has not determined the terms and conditions upon which it would issue the shares of Common Stock and warrants to purchase shares of Common Stock to be authorized for issuance in accordance with this Proposal No. 4. Likewise, Franklin is not in negotiations with, nor has Franklin identified, any potential purchasers of the securities referenced in this Proposal No. 4. Furthermore, Franklin cannot assure you that it will be able to sell the shares of Common Stock and warrants to purchase shares of Common Stock at all on terms satisfactory to Franklin. Nevertheless, while the terms and conditions of any issuance of Common Stock and warrants to purchase Common Stock will be subject to the approval of the Board (including the approvals described above), if this Proposal No. 4 is approved at the Special Meeting, Franklin will not solicit further authorization from the stockholders prior to any such issuance of Common Stock and warrants to purchase Common Stock.

NEED FOR STOCKHOLDER APPROVAL

           Under the listing standards for AMEX, Franklin is required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of shares of Common Stock representing more than 20% of the then-outstanding number of shares of Common Stock at a price per share below the greater of the Common Stock's book value or market value at the time of issuance. As of the date of this proxy statement, 1,046,350 shares of Common Stock were issued and outstanding. Accordingly, pursuant to the AMEX listing standards, the issuance of up to 5,000,000 shares of Common Stock and warrants to purchase up to 1,500,000 shares of Common Stock at below-market prices on the date of issuance as contemplated by this Proposal No. 4 would require stockholder approval.

           In addition, pursuant to the 1940 Act, Franklin must receive the approval of the holders of a majority of its voting stock who are not "affiliated persons" (within the meaning of the 1940 Act) of Franklin in order to sell the Common Stock and warrants to purchase Common Stock described in this Proposal No. 4. Among the "affiliated persons" of Franklin are Ault Glazer, Ault, the Glazers and Brown. Likewise, this approval, if given, will only remain in effect for a period of one year following the Special Meeting.

           Notwithstanding stockholder approval of this Proposal No. 4, the listing on AMEX of any of the shares of Common Stock that Franklin may issue in connection with this Proposal No. 4 will require AMEX's approval of an application for the listing of these additional shares. In addition, the issuance of the shares will require that Franklin comply with the registration requirements under applicable federal and state securities laws or determine that the issuance satisfies an applicable exemption from such registration requirements. Franklin cannot guarantee the approval by AMEX of the listing of the shares or the availability of state or federal exemptions pursuant to which a sale may be conducted.

RISKS ASSOCIATED WITH THIS PROPOSAL NO. 4

           If this Proposal No. 4 is approved and Franklin issues 5,000,000 shares of Common Stock and warrants to purchase an additional 1,500,000 shares of Common Stock, Franklin's existing stockholders will incur significant dilution of their interests in Franklin. For instance, 100,000 shares of Common Stock currently represent approximately 9.6% of the outstanding Common Stock. In the event that Franklin issues the full number of shares of Common Stock and warrants to purchase shares of Common Stock described in this Proposal No. 4, and assuming the exercise of all such warrants, the same 100,000 shares would represent approximately 1.3% of the outstanding Common Stock. Likewise, in connection with the sale of shares of Common Stock and warrants to purchase Common Stock, Franklin may agree to file with the SEC a registration statement on Form S-3 (or a similar form) covering the resale, from time to time, of all shares of Common Stock (including the shares of Common Stock issuable upon the exercise of warrants) issued in connection with the sale. This registration statement may also cover additional outstanding securities that have registration rights. As a result of any such registration, a significant number of shares of Common Stock may become eligible for resale in the public markets. Moreover, even if Franklin does not file a registration statement in connection with the sale contemplated by this Proposal No. 4, shares of Common Stock sold pursuant to the sale may still be eligible or may become eligible for resale under Rule 144 under the Securities Act. You should consider the potential impact of an additional increase of 6,500,000 shares eligible for future sale in the public markets in determining whether to approve this Proposal No. 4.

VOTE REQUIRED; BOARD RECOMMENDATION

           To be approved, the prospective sale by Franklin of up to 5,000,000 shares of Common Stock and warrants to purchase up to 1,500,000 shares of Common Stock must receive a "for" vote from the holders of a majority of the shares of Common Stock and Preferred Stock (including the holders of a majority of the shares of Common Stock and Preferred Stock who are not "affiliated persons" of Franklin) present and entitled to vote either in person or by proxy at the Special Meeting, voting together as a single class. If you abstain from voting, it will have the same effect as a vote "against" this Proposal No. 4. Broker non-votes will have no effect THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 4 TO AUTHORIZE THE PROSPECTIVE SALE BY FRANKLIN OF UP TO 5,000,000 SHARES OF COMMON STOCK AND WARRANTS TO PURCHASE UP TO 1,500,000 SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 5
       SALE OF EQUITY SECURITIES OF FRANKLIN TO "INTERESTED STOCKHOLDERS"

BACKGROUND

           According to Section 203 of the DGCL, an "interested stockholder" of a corporation is any person that owns, or has the right to acquire, 15% or more of the corporation's voting stock. Generally speaking, Section 203 of the DGCL prohibits business combinations between a corporation and an interested stockholder, including a sale of stock by the corporation to the interested stockholder, for a three-year period following the date of the transaction in which the stockholder became an interested stockholder. However, this prohibition does not apply if the board of directors of the corporation approved the transaction pursuant to which the stockholder became an interested stockholder prior to the consummation of such transaction. Likewise, even absent such prior approval of the board of directors, the holders of 66-2/3% of the outstanding voting stock of the corporation (excluding any stock held by the "interested stockholders") may approve any business combination between the corporation and an interested stockholder.

NEED FOR STOCKHOLDER APPROVAL

           On May 13, 2004, by virtue of its purchases of Common Stock in the open market without prior Board approval, Ault Glazer became an "interested stockholder" of Franklin. As a result, absent the approval of the holders (other than Ault Glazer) of 66-2/3% of the Common Stock and Preferred Stock, voting together as a single class, Ault Glazer and certain of its affiliates will not be able to engage in any business combinations with Franklin, including the purchase of stock from Franklin, until May 13, 2007.

           In light of Ault Glazer's critical role in designing and implementing the Restructuring Plan, and in using its influence to pursue financing services for Franklin, Franklin believes that potential transactions between Franklin and Ault Glazer and its affiliates could be beneficial to both Franklin and its stockholders (other than Ault Glazer). In particular, Ault Glazer and its affiliates may be able to provide significant capital to Franklin by participating in a future financing of Franklin such as the one described in Proposal No. 4 set forth in this proxy statement. As a result, Franklin is requesting prospective stockholder approval of the sale of equity securities of Franklin to Ault Glazer and its affiliates on such terms as are subsequently approved by a majority of the Board consistent with its fiduciary duties and consistent with market terms for such sales when consummated.

           You should be aware that Section 203 of the DGCL is intended as an anti-takeover mechanism designed to prevent the consolidation of a corporation's voting stock with a small number of stockholders. As of the date of this proxy statement, Ault Glazer indirectly beneficially owns or controls approximately 35.3% of the Common Stock. If this Proposal No. 5 is approved by the stockholders, Franklin will not require further stockholder approval to engage in sales of additional shares of Franklin capital stock to Ault Glazer. While any such sales would have to be approved by a majority of the Board consistent with its fiduciary duties and consistent with market terms for such sales when consummated, the result of such sales would nevertheless be an increase in the degree of control which Ault Glazer and its affiliates are able to exercise with respect to Franklin. Both Franklin and the Board believe that Ault Glazer has been and will continue to be a positive influence within Franklin; however, you should consider the potential effects of further consolidating voting control in Ault Glazer and its affiliates when voting on this Proposal No. 5.

VOTE REQUIRED; BOARD RECOMMENDATION

           To be approved, the proposed prospective sale by Franklin of equity securities of Franklin to certain "interested stockholders" of Franklin must receive a "for" vote from the holders of 66-2/3% of the outstanding shares of Common Stock and Preferred Stock (excluding any shares held by the "interested stockholders"), voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 5. THE BOARD RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES "FOR" THIS PROPOSAL NO. 5 RELATING TO THE PROSPECTIVE SALE BY FRANKLIN OF EQUITY SECURITIES OF FRANKLIN TO CERTAIN "INTERESTED STOCKHOLDERS" OF FRANKLIN.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of the Common Stock and Preferred Stock as of July 16, 2004 by: (i) each current director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table in Franklin's most recent annual report on Form 10-K; (iii) all executive officers and current directors of Franklin as a group; and (iv) all stockholders known by Franklin to be beneficial owners of more than five percent of the outstanding shares of Common Stock or Preferred Stock. The information in this table is based solely on a review by Franklin of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

                                                                                       BENEFICIAL OWNERSHIP
                                                            -----------------------------------------------------------------------
                                                            NUMBER OF SHARES OF    PERCENT OF    NUMBER OF SHARES OF     PERCENT OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                 COMMON STOCK          CLASS        PREFERRED STOCK          CLASS
           ------------------------------------                 ------------          -----        ---------------          -----
INTERESTED PERSONS
------------------

STEPHEN L. BROWN                                                    58,774             5.62%                  --               --
450 Park Avenue
New York, New York  10022

HIRAM M. LAZAR                                                       1,875(1)            *                   100                *
450 Park Avenue
New York, New York  10022

MILTON "TODD" AULT III                                             369,484(2)         35.31%                  --               --
100 Wilshire Boulevard
Santa Monica, California  90401

AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC                    369,484(3)         35.31%                  --               --
100 Wilshire Boulevard
Santa Monica, California  90401


                                       16

                                                                                       BENEFICIAL OWNERSHIP
                                                            -----------------------------------------------------------------------
                                                            NUMBER OF SHARES OF    PERCENT OF    NUMBER OF SHARES OF     PERCENT OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                 COMMON STOCK          CLASS        PREFERRED STOCK          CLASS
           ------------------------------------                 ------------          -----        ---------------          -----

LOUIS GLAZER, M.D., PH.G.                                          369,484(4)         35.31%                  --               --
100 Wilshire Boulevard
Santa Monica, California  90401

MELANIE GLAZER                                                     369,484(5)         35.31%                  --               --
100 Wilshire Boulevard
Santa Monica, California  90401

NON-INTERESTED PERSONS
----------------------

THE PRUDENTIAL INSURANCE COMPANY                                   141,038(6)         13.48%                  --               --
751 Broad Street
Newark, NJ 07102

IRVING LEVINE                                                       18,125(7)          1.73%            4,750(8)           43.38%
450 Park Avenue
New York, New York  10022

DAVID T. LENDER                                                         9,050              *                  --               --
450 Park Avenue
New York, New York  10022

LAURENCE I. FOSTER                                                      8,750              *                  --               --
450 Park Avenue
New York, New York  10022

ALL CURRENT OFFICERS AND DIRECTORS AS A GROUP (6 PERSONS)             464,183         44.36%               4,850           44.29%

BRIGADIER GENERAL (RET.) LYTLE BROWN III                                   --             --                  --               --
1601 Ardenwood Court
Nashville, Tennessee 37215

HERBERT LANGSAM                                                            --             --                  --               --
5300 Wisteria Drive
Oklahoma City, Oklahoma 73142

ALICE CAMPBELL                                                         283(9)              *                  --               --
1211 Ridgeway Road #130
Memphis, Tennessee  38119


---------------------
* Represents less than 1%.

(1) Includes 1,875 shares which may be acquired pursuant to the exercise of options.

(2) Pursuant to Amendment No. 6 to the Schedule 13D jointly filed by Ault, Ault Glazer and the Glazers on July 23, 2004 (the "AULT GLAZER 13D"). According to the Ault Glazer 13D, Ault's beneficial ownership of these shares of Common Stock is indirect as a result of Ault's control of Ault Glazer.

(3) Pursuant to the Ault Glazer 13D. According to the Ault Glazer 13D, Ault Glazer's beneficial ownership of these shares of Common Stock is direct as a result of Ault Glazer's discretionary authority to buy, sell and vote such shares of Common Stock for its investment advisory clients. Includes 191,900 shares beneficially owned by Zealous Trading Partners, L.P.

(4) Pursuant to the Ault Glazer 13D. According to the Ault Glazer 13D, Mr. Glazer has reported beneficial ownership of these shares of Common Stock because, as a result of certain relationships he may be deemed to be a member, together with Ault, Ault Glazer and Mrs. Glazer, of a group that beneficially owns such shares of Common Stock.

(5) Pursuant to the Ault Glazer 13D. According to the Ault Glazer 13D, Mrs. Glazer has reported beneficial ownership of these shares of Common Stock because as a result of certain relationships, she may be deemed to be a member together with Ault, Ault Glazer and Mr. Glazer, of a group that beneficially owns such shares of Common Stock.

(6) Pursuant to the Schedule 13G filed by the Prudential Insurance Company on April 10, 2000.

(7) Includes 9,375 shares which may be acquired pursuant to the exercise of options.

(8) Includes 4,750 shares owned by Copley Fund Inc., for which Mr. Levine serves as Chairman and Chief Executive Officer.

(9) Includes 283 shares that Ms. Campbell beneficially owns by virtue of her minority ownership interest in a private investment fund managed by Ault Glazer.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

           Listing standards for AMEX require that a majority of the members of the Board qualify as "independent" as affirmatively determined by the Board. Additionally, Section 56 of the 1940 Act requires that a majority of the members of the Board not be "interested persons" (as that term is defined in the 1940
Act) of Franklin. From time to time, the Board consults with Franklin's outside legal counsel to ensure that the Board's determinations of its independence are consistent with all relevant securities and other laws and regulations regarding the definition of "independence," including those set forth in pertinent listing standards of AMEX, as in effect time to time.

           Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Franklin, its senior management and its independent auditors, the Board affirmatively has determined that all of the current members of the Board, other than Ault and Brown, are independent directors within the meaning of the applicable AMEX listing standards.

           With the exception of Brown (who did not receive any director's fees) and Ault (who was not a member of the Board in 2003), each member of the Board received director's fees of $500 per meeting for 2003. During the year ended December 31, 2003, Franklin reimbursed directors for travel expenses incurred in connection with the performance of their duties.

           The Board met five times during the fiscal year ended December 31, 2003. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively. Furthermore, it is Franklin's policy to invite each of its directors and director nominees to attend Franklin's annual meeting of stockholders. All of the then-current directors and director nominees attended Franklin's 2003 Annual Meeting of Stockholders.

           The Board has three committees: an Audit Committee, an Executive Committee and a Compensation Committee. The following table provides membership and meeting information for 2003 for each of the Board's committees:

NAME                                            AUDIT                EXECUTIVE            COMPENSATION
----                                            -----                ---------            ------------
Stephen L. Brown
Irving Levine                                     X*                     X                      X*
David T. Lender                                                          X                      X
Laurence Foster                                   X                      X
Milton "Todd" Ault III(1)

Total meetings in fiscal year 2003                4                      0                      1


---------------------
*  Committee Chairperson

(1) Having been appointed to serve on the Board only as of June 23, 2004, Ault does not currently serve on any committees of the Board.

           Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Franklin. Each of the committees described below has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

           Audit Committee

           The Audit Committee meets with Franklin's independent auditors to review Franklin's financial statements and the adequacy of its internal controls and accounting systems. The members of the Audit Committee as of July 15, 2004 were Messrs. Levine (Chairman) and Foster.

           Mr. David Lender resigned from the Audit Committee on May 14, 2003 following the adoption of a policy by his employer which prohibits serving on audit committees of public companies. As set forth in Franklin's Audit Committee Charter, adopted on June 7, 2000, the Audit Committee must be composed of at least three members. Due to Mr. Lender's resignation, the Audit Committee is currently composed of only two members. Assuming the election of the nominees set forth in Proposal No. 1, the Board intends to reconstitute the Audit Committee as promptly as practicable following the Special Meeting such that it will be composed of three members and will otherwise comply with all applicable SEC rules and regulations and AMEX listing standards.

           Executive Committee

           The Executive Committee generally may exercise the authority of the Board and may approve financings not to exceed $500,000. The members of the Executive Committee as of July 15, 2004 were Messrs. Brown and Levine.

           Compensation Committee

           The Compensation Committee meets to consider the compensation of Franklin's executive officers. The members of the Compensation Committee as of July 15, 2004 were Messrs. Levine (Chairman) and Lender.

           Nomination of Directors

           Franklin currently does not have a separate nominating committee of the Board. Instead, all of the members of the Board participate in the consideration of potential nominations for election to the Board. The Board believes that this approach is appropriate because, given the relatively small size of the Board, the entire Board is capable of evaluating potential nominees and reaching an agreement with respect to whom will be nominated.

           To fulfill its responsibility to recruit and recommend to the stockholders nominees for election as directors, the Board reviews, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment of nominees is based upon various criteria, including their integrity, independence, accomplishments, prior or current association with institutions noted for their excellence, ability to exercise sound business judgment, demonstrated leadership ability, breadth and knowledge about issues affecting Franklin, and background and experience in areas important to the operation of Franklin.

           In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors' overall service to Franklin during their terms, including the number of meetings attended, level of participation and quality of performance. Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In identifying potential new director candidates, the Board seeks recommendations from members of the Board, members of management, and stockholders. The Board may also, if necessary or appropriate, retain a professional search firm in order to assist it in these efforts.

           The Board considers recommendations for Board candidates submitted by stockholders using the same criteria (described above) that it applies to recommendations from directors and members of management. In order to be considered, a recommendation from a stockholder must be received by the Board no later than the 120th calendar day before the date of Franklin's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders and must include the stockholder's name and contact information, the candidate's name and contact information, a description of any relationship between the stockholder and the candidate, a description of the candidate's qualifications, and a signed statement from the candidate that he or she is willing and able to serve on the Board. Stockholders must submit recommendations in writing to the Board at c/o Corporate Secretary, Franklin Capital Corporation, 450 Park Avenue, New York, New York 10022.

           The Board received recommendations from Ault Glazer to nominate Louis Glazer, Lytle Brown III, Herbert Langsam and Alice Campbell as candidates for election as directors at the Special Meeting in accordance with the terms of the LOU. After consideration, and consistent with the Board's policies described above, all of the members of the Board unanimously decided to nominate each of the recommended individuals for election as a director at the Special Meeting.

INFORMATION REGARDING FRANKLIN'S DIRECTORS, NOMINEES FOR DIRECTOR AND OFFICERS

                                                               TERM OF OFFICE                             OTHER DIRECTORSHIPS HELD
                                           POSITION(S) HELD    AND LENGTH OF     PRINCIPAL OCCUPATION(S)   BY DIRECTOR OR NOMINEE
       NAME AND ADDRESS              AGE     WITH COMPANY       TIME SERVED        DURING PAST 5 YEARS           FOR DIRECTOR
       ----------------              ---     ------------       -----------        -------------------           ------------
INTERESTED PERSONS
------------------

STEPHEN L. BROWN                     66    Chairman and       Term of one year      Chairman and Chief     Copley Financial Services
450 Park Avenue                            Chief Executive    for Chairman, no     Executive Officer of     Corporation(1) and U.S.
New York, New York 10022                   Officer             term for Chief            Franklin           Energy Systems, Inc.(2)
                                                                 Executive
                                                              Officer; served
                                                                 since 1986

HIRAM M. LAZAR                       40    Chief Financial    No term; served    Chief Financial Officer               --
450 Park Avenue                            Officer               since 1999            of Franklin
New York, New York 10022

MILTON "TODD" AULT III               34    Director          Term of one year;    Investment adviser for              None
100 Wilshire Boulevard, 15th Floor                           served since June         Ault Glazer
Santa Monica, California  90401                                   23, 2004

LOUIS GLAZER, M.D., PH.G             73    None                      --           Member of Ault Glazer               None
100 Wilshire Boulevard, 15th Floor                                                   advisory board;
Santa Monica, California  90401                                                  independent medical and
                                                                                 biotechnology consultant

NON-INTERESTED PERSONS
----------------------

IRVING LEVINE                        82    Director          Term of one year;    Chairman and President   Copley Financial Services
450 Park Avenue                                              served since 1990   of Copley Fund Inc.(3);    Corporation(1) and U.S.
New York, New York 10022                                                          Chairman and Treasurer    Energy Systems, Inc.(2)
                                                                                        of Stuffco
                                                                                 International, Inc.(4);
                                                                                   President of Copley
                                                                                    Financial Services
                                                                                      Corporation(1)

DAVID T. LENDER                      51    Director          Term of one year;     Managing Director of               None
450 Park Avenue                                              served since 2000       Banc of America
New York, New York 10022                                                             Securities, LLC;
                                                                                   Managing Director in
                                                                                     the Mergers and
                                                                                  acquisitions Group of
                                                                                     Rothschild, Inc.

LAURENCE I. FOSTER                   62    Director          Term of one year;    Partner at Richard A.               None
450 Park Avenue                                              served since 2002       Eisner & Company
New York, New York 10022                                                         LLP(5); Partner at KPMG

BRIGADIER GENERAL (RET.)             72    None                      --            Owner and manager of               None
 LYTLE BROWN III                                                                         Marmatic
1601 Ardenwood Court                                                              Enterprises(6); senior
Nashville, Tennessee 37215                                                         tax professional for
                                                                                      H&R Block Inc.

HERBERT LANGSAM                      73    None                      --           President of Medicare               None
5300 Wisteria Drive                                                                Recoveries, Inc.(7)
Oklahoma City, Oklahoma 73142

ALICE CAMPBELL                       55    None                      --            Independent private                None
1211 Ridgeway Road #130                                                          investigator/consultant
Memphis, Tennessee  38119


---------------------

(1) Copley Financial Services Corporation acts as the investment advisor to Copley Fund Inc., a mutual fund.

(2) U.S. Energy Systems, Inc. is a public company headquartered in White Plains, New York that produces clean energy for large retail energy users.

(3) Copley Fund Inc. is a mutual fund based in Palm Beach, Florida.

(4) Stuffco International, Inc. is a ladies handbag processor and chain store operator located in Fall River, Massachusetts.

(5) Richard A. Eisner & Company LLP is an independent auditing firm located in New York, New York.

(6) Marmatic Enterprises is a private company located in Nashville, Tennessee that holds, buys, sells, rents and repairs residential real estate.

(7) Medicare Recoveries, Inc. is a private company located in Oklahoma City, Oklahoma.

DOLLAR RANGE OF EQUITY SECURITIES

           The following table sets forth the dollar range of Common Stock beneficially owned by each of Franklin's current directors and nominees as of July 15, 2004:

                                                    DOLLAR RANGE OF EQUITY
       NAME OF DIRECTOR OR NOMINEE             SECURITIES OF THE COMPANY (1) (2)
       ---------------------------             ---------------------------------

INTERESTED PERSONS
------------------

Stephen L. Brown                                         over $100,000
Milton "Todd" Ault III                                 $10,000-$100,000
Louis Glazer, M.D., Ph.G.                                over $100,000

NON-INTERESTED PERSONS
----------------------

Irving Levine                                            over $100,000
David T. Lender                                        $10,000-$100,000
Laurence I. Foster                                     $10,000-$100,000
Brigadier General (Ret.) Lytle Brown III                     None
Herb Langsam                                                 None
Alice Campbell                                            $1-$10,000


---------------------
(1) Pursuant to Instruction 2 of Item 22(b)(5) of Schedule 14A, beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2) Franklin has not provided information with respect to the aggregate dollar range of equity securities in all funds overseen by each director or nominee for director named above because Franklin is not part of any family of investment companies.

COMPENSATION TABLE

           The following table sets forth information for the fiscal year ended December 31, 2003 with respect to all cash remuneration paid or accrued by Franklin for each of Franklin's directors for services as directors and for each of Franklin's officers whose aggregate compensation exceeded $60,000 for the fiscal year ended December 31, 2003:

                                                                                                                           TOTAL
                                                                           PENSION OR RETIREMENT                       COMPENSATION
                                                            AGGREGATE       BENEFITS ACCRUED AS       ESTIMATED       FROM FRANKLIN
                                                          COMPENSATION      PART OF FRANKLIN'S     ANNUAL BENEFITS       PAID TO
        NAME OF PERSON               POSITION             FROM FRANKLIN          EXPENSES          UPON RETIREMENT      DIRECTORS
        --------------               --------             -------------          --------          ---------------      ---------
INTERESTED PERSONS
------------------

Stephen L. Brown                   Chairman and             $427,500                $0                    $0                $0
                              Chief Executive Officer
Hiram M. Lazar                Chief Financial Officer       $163,750                $0                    $0                --
Milton "Todd" Ault III               Director                  $0                   $0                    $0                $0

NON-INTERESTED PERSONS
----------------------

Irving Levine                        Director                $3,000                 $0                    $0              $3,000
David T. Lender                      Director                $3,000                 $0                    $0              $3,000
Laurence I. Foster                   Director                $3,000                 $0                    $0              $3,000


OPTION GRANTS IN THE LAST FISCAL YEAR

           No options were granted during the fiscal year ended December 31, 2003 to Franklin's Chief Executive Officer, its other executive officers or its directors.

AUDIT COMMITTEE REPORT

           The Audit Committee reviewed and discussed with management Franklin's audited financial statements as of and for the year ended December 31, 2003. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

           The Audit Committee's responsibilities are set forth in the Audit Committee Charter adopted by the Board, which was filed as Appendix A to Franklin's proxy statement for its 2002 Annual Meeting of Stockholders. Each of the members of the Audit Committee qualifies as an "independent" director under the applicable listing standards of AMEX.

           The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants' independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with E&Y's independence in performing financial audit services.

           Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in Franklin's annual report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. On July 6, 2004, E&Y indicated to Franklin that, due to economic reasons, E&Y would not stand for re-election as Franklin's independent accountants for the year ended December 31, 2004 and that the client auditor relationship between Franklin and E&Y will cease upon the filing of Franklin's quarterly report on Form 10-Q for the quarterly period ended June 30, 2004. The decision to change accountants was not presented to, recommended or approved by the Audit Committee or the Board. During Franklin's fiscal years ended December 31, 2002 and 2003, and the interim periods preceding the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no "reportable events" as set forth in Item 304(a)(1)(v) of Regulation S-K. Franklin has provided E&Y with a copy of this report prior to its filing with the SEC and requested that E&Y furnish a letter addressed to the SEC stating whether it agrees with the statements made by Franklin in this report and, if not, stating the respects in which it does not agree. A copy of such letter was filed as an exhibit to Franklin's current report on Form 8-K filed with the SEC on July 9, 2004. Franklin has not yet engaged independent accountants to succeed E&Y as Franklin's independent accountants. Representatives from E&Y are not expected to attend or be available for questions at the Special Meeting.

                                       Submitted by the Audit Committee:

                                       Irving Levine
                                       Laurence Foster

EXECUTIVE OFFICERS

           The executive officers of Franklin are Brown, who serves as Franklin's Chairman and Chief Executive Officer, and Hiram M. Lazar, who serves as Franklin's Chief Financial Officer.

           Stephen L. Brown, age 66, has served as Chairman and Chief Executive Officer of Franklin since October 1986. Brown is an "interested person" of Franklin within the meaning of the 1940 Act by reason of his positions as Chairman and Chief Executive Officer of Franklin. Prior to joining Franklin, Brown was Chairman of S.L. Brown & Company, Inc., a private investment firm. Brown currently serves as a director of Copley Financial Services Corporation

(advisor to Copley Fund Inc., a mutual fund), as well as a director of U.S. Energy Systems, Inc., an independent producer of clean energy. Brown's address is 450 Park Avenue, New York, New York 10022.

           Hiram M. Lazar, age 40, has been Chief Financial Officer of Franklin since January 1999. From June 1992 to January 1999, Mr. Lazar was Vice-President of Finance and Compliance and Corporate Controller of Lebenthal & Co., Inc., a regional full-service brokerage firm.

           The term of office of each of Franklin's executive officers expires at the meeting of the Board when their respective successors have been elected and have qualified. In the event that the nominees for director set forth in Proposal No. 1 are elected at the Special Meeting, Franklin anticipates that each of the executive officers named above will resign as officers of Franklin and new executive officers will be elected by the Board at the meeting of the Board to be held immediately after the Special Meeting. In the event that the nominees for director set forth in Proposal No. 1 are not elected at the Special Meeting, Franklin anticipates that each of the executive officers named above will be re-elected at the meeting of the Board to be held immediately after the Special Meeting.

EMPLOYMENT CONTRACTS AND TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

           As mentioned elsewhere in this proxy statement, on May 1, 2000, Franklin entered into two separate agreements with Brown--the Brown Employment Agreement and the Brown Severance Agreement. Each of the Brown Employment Agreement and Brown Severance Agreement was amended by resolutions adopted by the Board on July 26, 2002.

           The Brown Employment Agreement, as amended, provides that Brown will serve as Franklin's Chairman and Chief Executive Officer until December 31, 2004 (or later in the event that the term of the Brown Employment Agreement is renewed). Subject to the Board's authority to provide for increases, Brown is entitled to receive an annual bonus to be determined by the Board in its sole discretion. Franklin is obligated to provide Brown with a company automobile and to reimburse him for certain expenses incurred in connection with the performance of his duties. Brown is also entitled to participate in any employee benefit plans offered by Franklin and to receive all other benefits, perquisites and emoluments for which salaried employees of Franklin are eligible. In the event that his employment is terminated without cause or by constructive discharge, Brown will be entitled to receive severance compensation in an amount equal to the remaining base salary payable to him under the Brown Employment Agreement. Likewise, the Brown Employment Agreement provides for additional compensation in the event of Brown's death or disability in amounts equal to Brown's base salary for a period of one year or six months, respectively.

           The Brown Severance Agreement, as amended, deals specifically with Brown's severance rights in the event of a change of control of Franklin. In particular, the Brown Severance Agreement provides that if Brown's employment is terminated (either voluntarily by Brown or without cause by Franklin or its successor) following a Change of Control (as defined in the Brown Severance Agreement) of Franklin, Brown will be entitled to receive a severance payment in an amount equal to approximately 2.5 times his average annual compensation for the prior five years. In addition, Brown would be entitled to receive continuing coverage under Franklin's employee benefit plans for him and his beneficiaries until the later of three years following the termination of his employment or the date on which he resumes full-time employment with a new employer.

           Pursuant to the terms of the Termination Agreement entered into in connection with the Restructuring Plan, Franklin and Brown have agreed to terminate the Brown Employment Agreement and Brown Severance Agreement effective upon the approval of Proposals Nos. 1 and 3 at the Special Meeting. However, if Proposals Nos. 1 and 3 are not approved by the stockholders at the Special Meeting, the Brown Employment Agreement and Brown Severance Agreement will remain in force. In such event, as a result of Ault Glazer's accumulation of Common Stock, which may be deemed to constitute a Change of Control under the Brown Severance Agreement, Brown may be entitled to voluntarily terminate his employment following the Special Meeting and to collect from Franklin all severance and other benefits payable to him pursuant to the Brown Severance Agreement.

           On January 1, 2003, Mr. Lazar also entered into an employment agreement (the "LAZAR EMPLOYMENT AGREEMENT") with Franklin, which was amended on January 1, 2004. As of July 1, 2004, the Lazar Employment Agreement is automatically renewed on a month-to-month basis unless otherwise terminated. The Lazar Employment Agreement, as amended, provides that Mr. Lazar will serve as the Chief Financial Officer of Franklin and be responsible for the financial affairs of Franklin, reporting directly to the Chief Executive Officer. Mr. Lazar is entitled to receive compensation under the Lazar Employment Agreement in the form of an annual base salary of $30,000, which the Board may increase at its discretion from time to time. Mr. Lazar is entitled to severance pay in the event of termination without cause or by constructive discharge equal to the base salary payable under the Lazar Employment Agreement for a period of three months.

CODE OF ETHICS

           Franklin has adopted a Code of Ethics that applies to all the directors, officers and certain employees of Franklin. A copy of the Code of Ethics may be obtained, without charge, upon a written request mailed to Franklin.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

           A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail addressed to the Board generally, or to such specific director or directors individually, at c/o Corporate Secretary, Franklin Capital Corporation, 450 Park Avenue, New York, New York 10022. All communications so addressed will be forwarded to the Board or the individual director or directors, as applicable.

COMPENSATION PURSUANT TO PLANS

           On September 9, 1997, Franklin's stockholders approved two stock option plans: a stock incentive plan (the "STOCK INCENTIVE PLAN") to be offered to Franklin's consultants, officers and employees (including any officer or employee who is also a director of Franklin) and a non-statutory stock option plan (the "NON-STATUTORY STOCK OPTION PLAN") to be offered to Franklin's non-employee directors. An aggregate of 112,500 shares of Common Stock has been reserved for issuance under these plans, of which 67,500 shares have been reserved for issuance under the Stock Incentive Plan and 45,000 shares have been reserved for issuance under the Stock Option Plan.

           Shares subject to options that terminate or expire prior to exercise will be available for future grants under the plans. Because the issuance of options to non-employee directors is not permitted under the 1940 Act without an exemptive order by the SEC, the issuance of options under the stock option plan was conditioned upon the granting of such order. The order was granted by the SEC on January 18, 2000.

           On July 15, 2004, there were 20,625 options to purchase Common Stock outstanding and no options available for future issuance.

           The following table summarizes information about the options, warrants and rights and other equity compensation under Franklin's equity compensation plans as of July 15, 2004.

                                                                             WEIGHTED-AVERAGE
                                       NUMBER OF SECURITIES TO BE ISSUED    EXERCISE PRICE OF       NUMBER OF SECURITIES REMAINING
                                          UPON EXERCISE OF OUTSTANDING     OUTSTANDING OPTIONS,      AVAILABLE FOR FUTURE ISSUANCE
           PLAN CATEGORY                  OPTIONS, WARRANTS AND RIGHTS     WARRANTS AND RIGHTS      UNDER EQUITY COMPENSATION PLANS
------------------------------------  ----------------------------------  ----------------------  ----------------------------------
 Equity compensation plans approved
       by security holders(1)                        20,625                       $11.39                           0
------------------------------------  ----------------------------------  ----------------------  ----------------------------------
TOTAL                                                20,625                                                        0


---------------------
(1) Includes options to purchase shares of Common Stock under the following stockholder approved plans: the Stock Incentive Plan and the Non-Statutory Stock Option Plan, which are both approved on September 9, 1997.

INVESTMENT ADVISOR, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

           Franklin does not engage the services of an investment advisor, principal underwriter or administrator.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires Franklin's executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders also are required by the SEC to furnish Franklin with copies of all forms that they file pursuant to Section 16(a).

           To Franklin's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, Franklin believes that its executive officers, directors and greater than 10% beneficial owners have complied with the Section 16(a) filing requirements applicable to them as of the date of this proxy statement, except that Brown did not timely file two reports on Form 4 covering three transactions and one transaction, respectively.

HOUSEHOLDING OF PROXY MATERIALS

           The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

           In connection with the Special Meeting, a number of brokers with account holders who are Franklin stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker or contact Franklin's Corporate Secretary at 450 Park Avenue, New York, New York 10022 or via phone at (212) 486-2323. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT

           Franklin will furnish, without charge, a copy of Franklin's most recent annual report to any stockholder that requests a copy. Requests for the annual report should be directed to Franklin's Corporate Secretary at 450 Park Avenue, New York, New York 10022, phone: (212) 486-2323.

                                  OTHER MATTERS

           The Board does not know of any other matters that may properly be brought, and which are likely to be brought, before the Special Meeting. However, should other matters be properly brought before the Special Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.


                                          By Order of the Board of Directors


                                          STEPHEN L. BROWN
                                          Chairman of the Board

           _____________, 2004

                                                                    APPENDIX A

                              RESTATED CERTIFICATE

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          FRANKLIN CAPITAL CORPORATION

           Franklin Capital Corporation (the "CORPORATION"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

           FIRST: The name of the Corporation is Franklin Capital Corporation.

           SECOND: The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 31, 1987, under the name The Franklin Holding Corporation (Delaware).

           THIRD: The Amended and Restated Certificate of Incorporation of this Corporation, in the form attached hereto as EXHIBIT A, has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of Sections 228, 242 and 245 of the DGCL.

           FOURTH: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in EXHIBIT A attached hereto and is hereby incorporated by reference.

           IN WITNESS WHEREOF, Franklin Capital Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its _______________ this ____ day of ____________, 2004.

                                             FRANKLIN CAPITAL CORPORATION



                                             By:
                                                 -------------------------------
                                                [NAME]
                                                [Title]

                                    EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          FRANKLIN CAPITAL CORPORATION

                                       I.

           The name of this Corporation is Franklin Capital Corporation.

                                      II.

           The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                      III.

           The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

                                      IV.

           A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK". The total number of shares which the Corporation is authorized to issue is 60,000,000 shares, of which (i) 50,000,000 shares shall be Common Stock, each having a par value of $1.00 and (ii) 10,000,000 shares shall be Preferred Stock, each having a par value of $1.00.

           B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to: (i) provide for the issuance of all or any of the remaining shares of the Preferred Stock in one or more series; (ii) fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock;
(iii) establish from time to time the number of shares constituting any such series or any of them; and (iv) increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

           C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other series of Preferred Stock, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

           D. SERIES A PREFERRED STOCK. Of the authorized number of shares of Preferred Stock, 500,000 shares shall be designated as "Series A Convertible Preferred Stock" (the "SERIES A PREFERRED STOCK") with the following voting powers, preferences and relative participating, optional and other special rights and qualifications, limitations and restrictions:

           1. RANKING. The Series A Preferred Stock shall, with respect to distributions upon the liquidation, winding-up and dissolution of the Corporation, rank: (i) senior to all classes of Common Stock of the Corporation and to each other class of capital stock or series of Preferred Stock other than the Series A Preferred Stock issued by the Corporation after the first date upon which shares of Series A Preferred Stock were originally issued by the Corporation (the "INITIAL CLOSING DATE"), the terms of which do not expressly provide that it ranks senior to or on a parity with the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to with the Common Stock of the Corporation as "JUNIOR SECURITIES"); (ii) on a parity with any additional shares of Series A Preferred Stock issued by the Corporation after the Initial Closing Date and any other class of capital stock or any additional series of preferred stock issued by the Corporation established after the Initial Closing Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to as "PARITY SECURITIES"); and (iii) junior to each class of capital stock or series of Preferred Stock other than the Series A Preferred Stock issued by the Corporation after the Initial Closing Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to as "SENIOR SECURITIES"). Notwithstanding the foregoing, a security shall not be deemed to be a "Senior Security" solely because such security has a stated dividend or interest coupon.

           2. DIVIDENDS.

           a. So long as any shares of Series A Preferred Stock shall be outstanding, the holders of such Series A Preferred Stock shall be entitled to receive out of any funds legally available therefor, when, as and if declared by the Board of Directors of the Corporation, preferential dividends in cash at a rate of 7% per annum on the Liquidation Preference (as defined below) hereunder, payable quarterly on the first day other than a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed (a "BUSINESS DAY") of each calendar quarter on a pro rata basis with any Parity Securities. Such dividends shall be cumulative and begin to accrue from the date of issuance of such shares, whether or not declared and whether or not there shall be net profits or net assets of the Corporation legally available for the payment of those dividends.

           b. So long as any shares of Series A Preferred Stock shall be outstanding, no dividend whatsoever (except a dividend payable in Common Stock) shall be paid or declared and no distribution shall be made, on account of any Junior Securities of the Corporation and no Junior Securities shall be purchased unless (i) all dividends in respect of the Series A Preferred Stock for all past and current dividend periods have been paid and all amounts in respect of the redemption of the Series A Preferred Stock required to be paid herein have been paid in full and (ii) such Junior Securities have an "asset coverage" (as such term is used under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT")) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

           3. CONVERSION RIGHTS.

           a. OPTIONAL CONVERSION OF SERIES A PREFERRED STOCK INTO COMMON STOCK. A holder of shares of Series A Preferred Stock may, at any time prior to the tenth anniversary of the Initial Closing Date, convert such shares into Common Stock, unless previously redeemed, at the option of the holder thereof. The Series A Preferred Stock will cease to be convertible after the tenth anniversary of the Initial Closing Date. For the purposes of conversion, each share of Series A Preferred Stock shall be valued at the Liquidation Preference, which shall be divided by the greater of $20 or a rate equal to 15% above the average closing price for the ten consecutive days on which the American Stock Exchange or other applicable stock exchange or market is open for business (each, a "TRADING DAY") prior to the Initial Closing Date (the "CONVERSION RATE") to determine the number of shares of Common Stock issuable upon conversion. Immediately following such conversion, the rights of the holders of converted Series A Preferred Stock shall cease and the persons entitled to receive the Common Stock upon the conversion of Series A Preferred Stock shall be treated for all purposes as having become the owners of such Common Stock.

           b. MECHANICS; TRANSFER TAX; CONVERSION RATE.

                (i) To convert the Series A Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing the shares of Series A Preferred Stock to be converted, duly endorsed in a form satisfactory to the Corporation, at the office of the Corporation or the transfer agent, if any, for the Series A Preferred Stock (the "TRANSFER AGENT"), (B) notify the Corporation at such office that holder elects to convert the Series A Preferred Stock and the number of shares holder wishes to convert, (C) state in writing the name or names in which holder wishes the certificate or certificates for shares of Common Stock to be issued, and (D) pay any transfer or similar tax if required by subparagraph (iii) below. In the event that holder fails to notify the Corporation of the number of shares of Series A Preferred Stock which holder wishes to convert, holder shall be deemed to have elected to convert all shares represented by the certificate or certificates surrendered for conversion. The date on which any such holder satisfies all those requirements is the "CONVERSION DATE". As soon as practicable thereafter, the Corporation shall deliver a certificate for the number of full shares of Common Stock issuable upon the conversion, and a new certificate representing the unconverted portion, if any, of the shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion. The person in whose name the Common Stock certificate is registered shall be treated as the stockholder of record on and after the Conversion Date.

                (ii) The Corporation shall not issue any fractional shares of Common Stock upon conversion of the Series A Preferred Stock. Instead the Corporation shall pay a cash adjustment based upon the closing price of the Common Stock on the principal securities exchange on which the Common Stock is then listed on the Business Day prior to the Conversion Date.

                (iii) If a holder converts shares of Series A Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the holder shall pay any such tax that is due because the shares are issued in a name other than the holder's name.

                (iv) The Corporation has reserved and shall continue to reserve out of its authorized but unissued Common Stock, or its Common Stock held in treasury, enough shares of Common Stock to permit the conversion, in full, of the Series A Preferred Stock to Common Stock. All shares of Common Stock that may be issued upon conversion of the Series A Preferred Stock shall be fully paid and nonassessable. The Corporation shall endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Series A Preferred Stock and shall endeavor to list such shares of Common Stock on each national securities exchange or automated quotation system on which the Common Stock is then listed.

                (v) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate shall be reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate shall be increased by the product of the Conversion Rate and a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination, as the case may be. Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the Business Day following the day upon which such subdivision or combination becomes effective.

                (vi) If the Corporation at any time while the Series A Preferred Stock, or any portion thereof, remains outstanding, shall change any of the securities as to which conversion rights under this Amended and Restated Certificate of Incorporation exist into the same or a different number of securities of any other class or classes, the Series A Preferred Stock shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Amended and Restated Certificate of Incorporation immediately prior to such reclassification or other change and the Conversion Rate of the Series A Preferred Stock shall be appropriately adjusted.

                (vii) Shares issuable on conversion of shares of Series A Preferred Stock shall include only shares of the class designated as Common Stock of the Corporation on the Initial Closing Date or shares of any class or classes resulting from any reclassification thereof and which have no preferences in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and which are not subject to redemption by the Corporation; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                (viii) No adjustment in the Conversion Rate shall reduce the Conversion Rate below the then par value of the Common Stock.

                (ix) Whenever the Conversion Rate is adjusted, the Corporation shall promptly mail to holders of Series A Preferred Stock, first class, postage prepaid, a notice of the adjustment. The Corporation shall file with the Transfer Agent for the Series A Preferred Stock, if any, a certificate from the Corporation's chief financial officer briefly stating the facts requiring the adjustment and the manner of computing it. In the event of any dispute thereon, the opinion of the Corporation's independent public accountants, if accepted by the Board of Directors of the Corporation, shall be conclusive and binding on the holders of the Series A Preferred Stock absent manifest error.

                (x) The Corporation from time to time may reduce the Conversion Rate if it considers such reductions to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of Common Stock by any amount.

                (xi) If:

                     (a) the Corporation takes any action which would require an adjustment in the Conversion Rate pursuant to paragraph 3(b)(v) or 3(b)(vi) above;

                     (b) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation (other than a wholly owned subsidiary of the Corporation), and stockholders of the Corporation must approve the transaction; or

                     (c) there is a dissolution or liquidation of the Corporation;

           the Corporation shall mail to the holders of the Series A Preferred Stock, first class, postage prepaid, a notice stating the proposed record or effective date, as the case may be. The Corporation shall mail the notice at least 10 days before such date. However, failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in subparagraph (a), (b) or (c) of this paragraph 3(b)(xi).

                (xii) In the case of any consolidation of the Corporation or the merger of the Corporation with or into any other entity or the sale or transfer of all or substantially all the assets of the Corporation pursuant to which the Common Stock is converted into other securities, cash or assets, then, upon consummation of such transaction, each share of Series A Preferred Stock shall automatically become convertible into the kind and amount of securities, cash or other assets receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, transfer or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount of consideration receivable per share by a plurality of non electing shares). Appropriate adjustment (as determined by the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustment of the Conversion
Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of Series A Preferred Stock. If this paragraph 3(b)(xii) applies, paragraph 3(b)(v) and 3(b)(vi) do not apply.

                (xiii) In any case in which this paragraph 3 shall require that an adjustment as a result of any event becomes effective from and after a record date, the Corporation may elect to defer until after the occurrence of such event the issuance to the holder of any shares of Series A Preferred Stock converted after such record date and before the occurrence of such event of the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Rate in effect immediately prior to adjustment; provided, however, that if such event shall not have occurred and authorization of such event shall be rescinded by the Corporation, the Conversion Rate shall be recomputed immediately upon such rescission to the price that would have been in effect had such event not been authorized, provided that such rescission is permitted by and effective under applicable laws.

           4. LIQUIDATION PREFERENCE. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or reduction or decrease in its capital stock resulting in a distribution of assets to the holders of any class or series of the Corporation's capital stock, each holder of shares of the Series A Preferred Stock will be entitled to payment out of the assets of the Corporation available for distribution of an amount equal to $100 per share of Series A Preferred Stock (the "LIQUIDATION PREFERENCE") held by such holder, plus accrued and unpaid dividends, if any, to the date fixed for liquidation, dissolution, winding-up or reduction or decrease in capital stock, before any distribution is made on any Junior Securities, including, without limitation, Common Stock of the Corporation. After payment in full of the Liquidation Preference and all accrued and unpaid dividends, if any, to which holders of Series A Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Corporation. If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and all other Parity Securities are not paid in full, the holders of the Series A Preferred Stock and the Parity Securities will share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference and accumulated and unpaid dividends, if any, to which each is entitled. However, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more individuals, partnerships, companies, associations, joint stock companies, limited liability companies, trusts, joint ventures, unincorporated organizations or governmental authorities (each, a "PERSON") will be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or reduction or decrease in capital stock, unless such sale, conveyance, exchange or transfer shall be in connection with a liquidation, dissolution or winding-up of the business of the Corporation or reduction or decrease in capital stock.

           5. REDEMPTIONS.

           a. The Series A Preferred Stock shall not be redeemed by the Corporation prior to the first anniversary of the Initial Closing Date.

           b. The Series A Preferred Stock may be redeemed by the Corporation at any time on or after the one-year anniversary of the Initial Closing Date, in whole or in part, on a pro rata basis, if at any time on or after the Initial Closing Date the average trading price of the Common Stock for at least twenty days during any thirty consecutive Trading Days is equal to or in excess of 150% of the Conversion Rate; provided, however, that the holders of the Series A Preferred Stock shall have the right, up until 5 p.m., New York time, on the third Business Day preceding the Redemption Date to convert the Series A Preferred Stock to Common Stock at the Conversion Rate. If any holder fails to convert the Series A Preferred Stock during the period contemplated above, the Corporation may redeem the Series A Preferred Stock in cash at a price per share equal to the Liquidation Preference plus any accrued and unpaid dividends thereon through to the date of such redemption plus any dividends which were scheduled to accrue thereon up through the end of the calendar year of such redemption.

           c. The Series A Preferred Stock may be redeemed by the Corporation at any time on or after the three-year anniversary of the Initial Closing Date (whether or not the circumstances described in subparagraph (b) shall have occurred prior to such time), at a redemption price in cash equal to the Liquidation Preference per share of Series A Preferred Stock plus any accrued and unpaid dividends thereon through the date of such redemption.

           d. At least 15 Business Days prior to the date fixed for any redemption of the Series A Preferred Stock (the "REDEMPTION DATE"), written notice (the "REDEMPTION NOTICE") shall be given by first-class mail, postage prepaid, to each holder of record on the record date fixed for such redemption of the Series A Preferred Stock at such holder's address as the same appears on the stock register of the Corporation, provided that failure to give such notice or any deficiency therein shall not affect the validity of the procedure for the redemption of any shares of Series A Preferred Stock to be redeemed except as to the holder or holders to whom the Corporation has failed to give said notice or except as to the holder or holders whose notice was defective. The Redemption Notice shall state:

                (i) whether the redemption is pursuant to subparagraph (b) or
(c) hereof;

                (ii) the redemption price;

                (iii) whether all or less than all the outstanding shares of the Series A Preferred Stock are to be redeemed and the total number of shares of the Series A Preferred Stock being redeemed;

                (iv) the number of shares of Series A Preferred Stock held, as of the appropriate record date, by the holder that the Corporation intends to redeem;

                (v) the Redemption Date;

                (vi) that the holder has the right to convert the Series A Preferred Stock to Common Stock until 5 p.m., New York time, on the third Business Day preceding the Redemption Date by complying with the provisions of
Section 3 hereof;

                (vii) that the holder is to surrender to the Corporation, at the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed; and

                (viii) that dividends on the shares of the Series A Preferred Stock to be redeemed shall cease to accrue on the Redemption Date unless the Corporation defaults in the payment of the redemption price.

           e. Each holder of Series A Preferred Stock shall surrender the certificate or certificates representing such shares of Series A Preferred Stock to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice and on the date of redemption. The full redemption price for such shares of Series A Preferred Stock shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

           f. Unless the Corporation defaults in the payment in full of the applicable redemption price, dividends on the Series A Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such redeemed shares shall cease to have any further rights with respect thereto from and after the Redemption Date, other than the right to receive the redemption price, without interest.

           6. VOTING RIGHTS.

           a. The holders of Series A Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws and the DGCL, and except as otherwise required by applicable law, the holders of the Series A Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote, voting together with the holders of the Common Stock as a single class, with each share of Series A Preferred Stock entitled to one vote per share.

           b. The holders of the Series A Preferred Stock, voting separately as one class, shall have the right to elect (i) two directors at all times during which the Series A Preferred Stock is outstanding and (ii) a majority of the directors, if at any time dividends on the Series A Preferred Stock shall be unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for (subject, however to the prior rights, if any, of the holders of any class of Senior Securities outstanding.) If any vacancies shall exist in the offices of directors elected by the holders of the Series A Preferred Stock, such vacancy shall be filled as follows:

                (i) Upon the written request of the holders of record of at least 25% of the shares of Series A Preferred Stock then outstanding addressed to the Secretary of the Corporation, a proper officer of the Corporation shall call a special meeting of the holders of Series A Preferred Stock for the purpose of electing the directors which such holders are entitled to elect. If such meeting shall not be called by the proper officer of the Corporation within 30 days after personal service of said written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States by certified mail, addressed to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least 25% of the outstanding shares of the Series A Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders or such other place in the United States as shall be designated in such notice. Notwithstanding the provisions of this subparagraph, no such special meeting shall be called if any such request is received less than 60 days before the date fixed for the next ensuing annual or special meeting of stockholders of the Corporation. Any holder of shares of the Series A Preferred Stock so designated shall have, and the Corporation shall provide, access to the lists of holders of shares of the Series A Preferred Stock for purposes of calling a meeting pursuant to the provisions of this subparagraph.

                (ii) At any meeting held for the purpose of electing directors at which the holders of Series A Preferred Stock shall have the right to elect directors, the presence in person or by proxy of the holders of at least a majority of the holders of the Series A Preferred Stock present at such meeting, or represented by proxy, shall have the right to elect directors.

                (iii) Any vacancy occurring in the office of a director elected by the holders of the Series A Preferred Stock may be filled by the remaining director elected by such holders unless and until such vacancy shall be filled by such holders.

           c. The Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding voting as one class:

                (i) amend or otherwise alter this Amended and Restated Certificate of Incorporation in any manner that under the DGCL or the Investment Company Act requires the prior vote as a separate class of the holders of Series A Preferred Stock;

                (ii) take any action which detracts from the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations, and restrictions of the Series A Preferred Stock; provided, however, that the Corporation shall be entitled, without the consent of any holders of Series A Preferred Stock, to make additional issuances of Series A Preferred Stock, Senior Securities, Parity Securities or Junior Securities;

                (iii) waive compliance with any provision of paragraph D of
Article IV of this Amended and Restated Certificate of Incorporation; or

                (iv) complete any plan of reorganization adversely affecting the Series A Preferred Stock or take any of the actions enumerated in Section 13(a) of the Investment Company Act.

           d. Without the consent of each holder affected, an amendment or waiver of this Amended and Restated Certificate of Incorporation may not (with respect to any shares of Series A Preferred Stock held by a non-consenting holder):

                (i) alter the voting rights with respect to the Series A Preferred Stock or reduce the number of shares of Series A Preferred Stock whose holders must consent to an amendment, supplement or waiver;

                (ii) reduce the Liquidation Preference or alter the provisions with respect to the redemption of the Series A Preferred Stock;

                (iii) alter in any manner the conversion rights of the holders of Series A Preferred Stock set forth in paragraph 3 hereof;

                (iv) reduce the rate of or change the time for payment of dividends on any share of Series A Preferred Stock;

                (v) waive the consequences of any failure to pay dividends on the Series A Preferred Stock;

                (vi) make any share of Series A Preferred Stock payable in any form other than as stated in this Amended and Restated Certificate of Incorporation;

                (vii) make any change in the provisions of this Amended and Restated Certificate of Incorporation relating to waivers of the rights of holders of Series A Preferred Stock to receive the Liquidation Preference and dividends on the Series A Preferred Stock;

                (viii) waive a redemption payment with respect to any share of Series A Preferred Stock; or

                (ix) make any change in the foregoing amendment and waiver provisions.

           e. The Corporation in its sole discretion may without the vote or consent of any holders of the Series A Preferred Stock amend or supplement this Amended and Restated Certificate of Incorporation:

                (i) to cure any ambiguity, defect or inconsistency in any manner that does not adversely affect the holders of Series A Preferred Stock;

                (ii) to provide for uncertificated Series A Preferred Stock in addition to or in place of certificated Series A Preferred Stock;

                (iii) to make any change that would provide any additional rights; or

                (iv) in any manner that benefits the holders of the Series A Preferred Stock or that does not adversely affect the rights under this Amended and Restated Certificate of Incorporation of any such holder.

           7. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Amended and Restated Certificate of Incorporation (as the same may be amended from time to time). The shares of Series A Preferred Stock shall have no preemptive or subscription rights.

           8. HEADINGS OF SUBDIVISIONS. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

           9. SEVERABILITY OF PROVISIONS. If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Amended and Restated Certificate of Incorporation (as the same may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect and no voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

           10. RE-ISSUANCE OF SERIES A PREFERRED STOCK. Shares of Series A Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided that any issuance of such shares as Series A Preferred Stock must be in compliance with the terms hereof.

           11. MUTILATED OR MISSING SERIES A PREFERRED STOCK CERTIFICATES. If any of the Series A Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock certificate, or in lieu of and substitution for the Series A Preferred Stock certificate lost, stolen or destroyed, a new Series A Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent (if other than the Corporation).

                                       V.

           For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

           A. BOARD OF DIRECTORS.

           1. POWERS AND NUMBERS OF DIRECTORS. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors and not inconsistent with the Certificate of Incorporation of the Corporation.

           2. CLASSIFICATION. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as "CLASS I", "CLASS II" and "CLASS III", respectively. Directors shall initially be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date upon which this Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "EFFECTIVE DATE"), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Effective Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Effective Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

           3. REMOVAL OF DIRECTORS.

           a. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

           b. Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors. 4. VACANCIES. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

           B. BYLAW AMENDMENTS. The Board is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

           C. STOCKHOLDER ACTION. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. No action shall be taken by the stockholders by written consent or electronic transmission.

           D. ADVANCE NOTICE. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                                      VI.

           A. A current or former director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders;
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a current or former director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

           B. To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of, and advancement of expenses to, its agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL through bylaw provisions, agreements with such agents (or other persons), the requisite vote of stockholders or disinterested directors or otherwise, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

           C. Any repeal or modification of any of the foregoing provisions of this Article VI shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                      VII.

           A. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

           B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law, this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI or VII.

                                                                        PROXY


                          FRANKLIN CAPITAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                               _____________, 2004


           The undersigned hereby appoints Stephen L. Brown and Hiram Lazar, or either of them, as attorneys and proxies to vote all the shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Franklin Capital Corporation ("Franklin") and/or all the shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of Franklin, as applicable, which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of ____________, 2004, at Franklin's Special Meeting of Stockholders (the "Special Meeting"), to be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York, on _____________, _____________, 2004 at 11:00 a.m., New York Time, and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

           The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted FOR the election of all of the applicable nominees in item 1 and FOR items 2, 3, 4 and 5 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Special Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted FOR adjournment.

                  (Continued and to be signed on reverse side)



                            ^ FOLD AND DETACH HERE ^

                                                    Please Mark Here
                                                    for Address Change   [ ]
                                                    or Comments

                                                    SEE REVERSE SIDE

                                                    Please mark your
                                                    votes as indicated   [X]
                                                    in this example


1. ELECTION OF FOUR DIRECTORS FOR A TERM AS DESCRIBED IN THE PROXY STATEMENT:
01.Brigadier General (Ret.) Lytle Brown III, 02. Alice Campbell (to be elected by holders of Common Stock and Preferred Stock), 03. Louis Glazer, M.D., Ph.G.,
04. Herbert Langsam (to be elected solely by Preferred Stockholders) (Instructions. To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

----------------------------------------------------------
   FOR the election of all             WITHHOLDING
  applicable nominees listed        AUTHORITY to vote
   (except as marked to the        for all applicable
 contrary on the line above)      nominees listed above

             [ ]                           [ ]


IMPORTANT: PLEASE NOTE THAT THE APPROVAL OF
PROPOSAL 1 IS CONTINGENT UPON THE APPROVAL OF
PROPOSAL 3.


                                                        FOR  AGAINST  ABSTAIN

2. Approval of the amendment and restatement of         [ ]    [ ]      [ ]
Franklin's certificate of incorporation to (i) increase the authorized number of shares of Common Stock from 5,000,000 to 50,000,000 shares; (ii) increase the authorized number of shares of Preferred Stock from 5,000,000 shares to 10,000,000 shares; (iii) provide for the exculpation of director liability to the fullest extent permitted by law; and (iv) provide classification of Franklin's Board of Directors into three classes of directors.

3. Approval of the sale by Franklin to Quince           [ ]    [ ]      [ ]
Associates, LP, a Maryland limited partnership, of all of the shares of common stock, and warrants to purchase shares of common stock, of Excelsior Radio Networks, Inc. beneficially owned by Franklin, upon the terms and subject to the conditions described in the accompanying proxy statement.

4. Approval of the issuance of an aggregate of          [ ]    [ ]      [ ]
up to 5,000,000 shares of Common Stock and warrants to purchase an aggregate of up to 1,500,000 additional shares of Common Stock upon terms that are approved by a majority of Franklin's Board of Directors consistent with its fiduciary duties and consistent with prevailing market terms (which may require a discount from the then-current market price of the Common Stock) for such issuances at the time of such issuances.

IMPORTANT: PLEASE NOTE THAT THE APPROVAL OF
PROPOSAL 4 IS CONTINGENT UPON THE APPROVAL OF
PROPOSAL 2


5. Approval of the sale of equity securities of         [ ]    [ ]      [ ]
Franklin to certain "interested stockholders"
(as such term is defined in Section 203 of the Delaware General Corporation Law) on terms that are approved by a majority of the Board of Directors of Franklin consistent with its fiduciary duties and consistent with prevailing market terms for such issuances at the time of such issuances.

6. In their discretion, the proxies are
authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


          THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE DATE,
               SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE


If you only own Common Stock, please sign on the line below titled "Signature of Common Stockholder." If you only own Preferred Stock, please sign on the line below titled "Signature of Preferred Stockholder." If you own both Common Stock AND Preferred Stock, please sign both lines.


Signature of Common Stockholder(s) _________________________ Dated _______, 2004

Signature of Preferred Stockholder(s) ______________________ Dated _______, 2004

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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